UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Senesco Technologies, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SENESCO TECHNOLOGIES, INC.

303 George Street, Suite 420

New Brunswick, New Jersey 08901

To Our Stockholders:

You are cordially invited to attend the 2004 Annual Meeting of Stockholders of Senesco Technologies, Inc. at 10:00 A.M., local time, on Thursday, December 16, 2004, at the American Stock Exchange at 86 Trinity Place, New York, New York 10006.

The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the meeting.

It is important that your shares be represented at this meeting to assure the presence of a quorum.  Whether or not you plan to attend the meeting, we hope that you will have your stock represented by voting as soon as possible, by signing, dating and returning your proxy card in the enclosed envelope, which requires no postage if mailed in the United States.  Your stock will be voted in accordance with the instructions you have given in your proxy.

Thank you for your continued support.

Sincerely,

/s/ Ruedi Stalder

Ruedi Stalder
Chairman of the Board

SENESCO TECHNOLOGIES, INC.

303 George Street, Suite 420

New Brunswick, New Jersey 08901

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held December 16, 2004

The Annual Meeting of Stockholders (the “Meeting”) of Senesco Technologies, Inc., a Delaware corporation (the “Company”), will be held at the American Stock Exchange at 86 Trinity Place, New York, New York 10006 on Thursday, December 16, 2004, at 10:00 A.M., local time, for the following purposes:

(1)                                  To elect seven (7) Directors to serve until the next Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified;

(2)                                  To ratify the appointment of Goldstein Golub Kessler LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2005; and

(3)                                  To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

The holders (the “Stockholders”) of the Company’s common stock, $0.01 par value per share, of record at the close of business on October 22, 2004 (the “Record Date”), are entitled to notice of and to vote at the Meeting, or any adjournment or adjournments thereof.  A complete list of such Stockholders will be open to the examination of any Stockholder at the Company’s principal executive offices at 303 George Street, Suite 420, New Brunswick, New Jersey 08901 for a period of ten (10) days prior to the Meeting and at the American Stock Exchange in New York on the day of the Meeting.  The Meeting may be adjourned from time to time without notice other than by announcement at the Meeting; provided, however, if the adjournment is for more than thirty (30) days after the date of the Meeting, or if after the adjournment a new Record Date is fixed for the adjourned meeting, a notice of the adjourned meeting is required to be given to each Stockholder.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER OF SHARES YOU MAY HOLD.  WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY IN THE ENCLOSED RETURN ENVELOPE.  THE PROMPT RETURN OF PROXIES WILL ENSURE A QUORUM AND SAVE THE COMPANY THE EXPENSE OF FURTHER SOLICITATION.  EACH PROXY GRANTED MAY BE REVOKED BY THE STOCKHOLDER APPOINTING SUCH PROXY AT ANY TIME BEFORE IT IS VOTED.  IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH PROXY SHOULD BE SIGNED AND RETURNED TO ENSURE THAT ALL OF YOUR SHARES WILL BE VOTED.

By Order of the Board of Directors

/s/ Sascha P. Fedyszyn

Sascha P. Fedyszyn
Secretary

New Brunswick, New Jersey

November 5, 2004

The Company’s 2004 Annual Report accompanies the Proxy Statement.

SENESCO TECHNOLOGIES, INC.

303 George Street, Suite 420

New Brunswick, New Jersey 08901

PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation by the board of directors of Senesco Technologies, Inc., a Delaware corporation, referred to herein as Senesco, we, us or our, of proxies to be voted at our annual meeting of stockholders to be held on Thursday, December 16, 2004, referred to herein as the Meeting, at the American Stock Exchange at 86 Trinity Place, New York, New York 10006, at 10:00 A.M., local time, and at any adjournment or adjournments thereof.  The holders of record of our common stock, $0.01 par value per share, as of the close of business on October 22, 2004, the Record Date, will be entitled to notice of and to vote at the Meeting and any adjournment or adjournments thereof.  As of the Record Date, there were 13,789,750 shares of our common stock issued and outstanding and entitled to vote.  Each share of our common stock is entitled to one vote on any matter presented at the Meeting.

If proxies in the accompanying form are properly voted and received, the shares of our common stock represented thereby will be voted in the manner specified therein.  If not otherwise specified, the shares of our common stock represented by the proxies will be voted: (i) FOR the election of the seven (7) nominees named below as directors; (ii) FOR the ratification of the appointment of Goldstein Golub Kessler LLP, as our independent registered public accounting firm for the fiscal year ending June 30, 2005; and (iii) in the discretion of the persons named in the enclosed form of proxy, on any other proposals which may properly come before the Meeting or any adjournment or adjournments thereof.  Any stockholder who has submitted a proxy may revoke it at any time before it is voted, by written notice addressed to and received by our Corporate Secretary, by submitting a duly executed proxy bearing a later date or by electing to vote in person at the Meeting.  The mere presence at the Meeting of the person appointing a proxy does not, however, revoke the appointment.

The presence, in person or by proxy, of holders of shares of our common stock having a majority of the votes entitled to be cast at the Meeting shall constitute a quorum.  The affirmative vote by the holders of a plurality of the shares of our common stock represented at the Meeting is required for the election of directors, provided a quorum is present in person or by proxy.  If such a quorum is present, all actions proposed herein, other than the election of directors, may be taken upon the affirmative vote of our stockholders possessing a majority of the voting power represented at the Meeting.

Abstentions are included in the shares present at the Meeting for purposes of determining whether a quorum is present, and are counted as a vote against for purposes of determining whether a proposal is approved. Broker non-votes, or when shares are represented at the Meeting by a proxy specifically conferring only limited authority to vote on certain matters and no authority to vote on other matters, are included in the determination of the number of shares represented at the Meeting for purposes of determining whether a quorum is present but are not counted for purposes of determining whether a proposal has been approved in matters where the proxy does not confer the authority to vote on such proposal, and thus have no effect on its outcome.

On or about November 5, 2004, this proxy statement, together with the related proxy card, is being mailed to our stockholders of record as of the Record Date.  Our annual report to our stockholders for the fiscal year ended June 30, 2004, or fiscal 2004, including our financial statements, is being mailed together with this proxy statement to all of our stockholders of record as of the Record Date.  In addition, we have provided brokers, dealers, banks, voting trustees and their nominees, at our expense, with additional copies of our annual report so that our record holders could supply these materials to our beneficial owners as of the Record Date.

ELECTION OF DIRECTORS

At the Meeting, seven (7) directors are to be elected, which number shall constitute our entire board of directors, to hold office until the next annual meeting of stockholders and until their successors shall have been duly elected and qualified.

Unless otherwise specified in the proxy, it is the intention of the persons named in the enclosed form of proxy to vote the stock represented thereby for the election as directors, each of the nominees whose names and biographies appear below.  All of the nominees whose names and biographies appear below are at present our directors.  In the event any of the nominees should become unavailable or unable to serve as a director, it is intended that votes will be cast for a substitute nominee designated by our board of directors.  Our board has no reason to believe that the nominees named will be unable to serve if elected.  Each nominee has consented to being named in this proxy statement and to serve if elected.

The following are the nominees for election to our board, and all of these nominees are current members of our board:

Name	Age	Served as a Director Since	Position with Senesco

Ruedi Stalder	63	1999	Chairman of the Board and Director

Bruce C. Galton	52	2001	President, Chief Executive Officer and Director

John E. Thompson, Ph.D.	63	2001	Executive Vice President, Chief Scientific Officer and Director

John N. Braca	46	2003	Director

Christopher Forbes	53	1999	Director

Thomas C. Quick	49	1999	Director

David Rector	57	2002	Director

The principal occupations and business experience, for at least the past five (5) years, of each director and nominee is as follows:

Ruedi Stalder has been our director since February 1999 and was appointed as our Chairman and Chief Executive Officer on January 10, 2000.  On October 4, 2001, Mr. Stalder resigned as our Chief Executive Officer.  Mr. Stalder is a former member of the Executive Boards of Credit Suisse Group and Credit Suisse First Boston and former Chief Executive Officer of the Americas Region of Credit Suisse Private Banking.  Mr. Stalder joined Credit Suisse in 1980 as a founding member and Deputy Head of the Multinational Services Group.  In 1986, he became Executive Vice President.  He was named to Credit Suisse’s Executive Board in 1989.  In 1990, he became Head of the Commercial Banking Division and a Member of the Executive Committee.  From 1991 to 1995, Mr. Stalder was Chief Financial Officer and a Member of the Executive Boards of Credit Suisse Group and Credit Suisse First Boston.  He became head of the Americas Region of Credit Suisse Private Banking in 1995 and retired in 1998.  Prior to moving to the United States, Mr. Stalder was a member of the Board of Directors for several Swiss subsidiaries of major corporations including AEG, Bayer, BTR, Hoechst, Saint Gobain, Solvay and Sony.  He is a fellow of the World Economic Forum.  He was a member of the Leadership Committee of the Consolidated Corporate Fund of Lincoln Center for the Performing Arts, Board of The American Ballet Theatre and a Trustee of Carnegie Hall.  From 1991 through 1998, Mr. Stalder was Chairman of the New York Chapter of the Swiss-American Chamber of Commerce.  He continues to serve as an Advisory Board Member of the American-Swiss Foundation.  Mr. Stalder received a diploma in advanced finance management at the International Management

Development Institute in Lausanne, Switzerland in 1976.  He completed the International Senior Managers Program at Harvard University in 1985.

Bruce C. Galton has been our director since November 2001, and he was appointed our President and Chief Executive Officer on October 4, 2001.  From April 2000 until June 2001, when it was acquired by Transgenomic, Inc., Mr. Galton was President and Chief Operating Officer and a director of Annovis, Inc., a manufacturer of specialty chemicals for DNA synthesis with operations in Pennsylvania and Glasgow, United Kingdom.  From January 1985 to May 1999, Mr. Galton held various senior management positions at Cistron Biotechnology, Inc., including President and Chief Operating Officer from 1988 to 1997 and Chairman and Chief Executive Officer from 1997 to 1999.  Cistron Biotechnology, Inc. was engaged in the research and development of certain cytokines, which act as key immune regulators.  Mr. Galton is a former member of the Borough of Madison, New Jersey Downtown Development Commission and a former trustee of the Museum of Early Trades and Crafts.  Mr. Galton had also served as a Councilman from 1996 through 1998 and a member of Madison’s Planning Board from 1994 through 1998.  Mr. Galton received a Bachelor of Science in Commerce with a major in accounting from the University of Virginia in 1974 and an M.B.A. in finance from Fairleigh Dickinson University in 1977.

John E. Thompson, Ph.D. has been our director since October 2001.  Dr. Thompson was appointed our President and Chief Executive Officer in January 1999, and he continued in that capacity until September 1999 when he was appointed Executive Vice President of Research and Development.  In July 2004, Dr. Thompson became our Executive Vice President and Chief Scientific Officer.  Dr. Thompson is the inventor of the technology that we develop.  Since July 2001, he has been the Associate Vice President, Research and, from July 1990 to June 2001, he was the Dean of Science at the University of Waterloo in Waterloo, Ontario, Canada.  Dr. Thompson has a Ph.D. in Biology from the University of Alberta, Edmonton, and he is a Fellow of the Royal Society of Canada.  Dr. Thompson is also the recipient of a Lady Davis Visiting Fellowship, the Sigma Xi Award for Excellence in Research, the CSPP Gold Medal and the Technion Visiting Fellowship.

John N. Braca has been our director since October 2003.  Mr. Braca also serves as a director of Message Pharmaceuticals, MicroMass Communications and Pinnacle Pharmaceuticals. Since 1997, Mr. Braca has been a general partner and the Chief Financial Officer for S.R. One, Limited, or S.R. One, the venture capital subsidiary of GlaxoSmithKline.  In addition, from January 2000 to July 2003, Mr. Braca was a general partner of Euclid SR Partners Corporation, an independent venture capital partnership.  Prior to joining S.R. One, Mr. Braca held various positions of increasing responsibility within several subsidiaries and business units of GlaxoSmithKline.  Mr. Braca is a licensed Certified Public Accountant in the state of Pennsylvania and is affiliated with the American Institute of Certified Public Accountants, the Pennsylvania Institute of Certified Public Accountants, the National Venture Capital Association, the Greater Philadelphia Venture Group and the New York Venture Association.  Mr. Braca received a Bachelor of Science in Accounting from Villanova University and a Master of Business Administration in Marketing from Saint Joseph’s University.

Christopher Forbes has been our director since January 1999.  Since 1989, Mr. Forbes has been Vice Chairman of Forbes, Inc., which publishes Forbes Magazine, a leading business publication.  He is responsible for Forbes’ advertising and promotion departments. From 1981 to 1989, Mr. Forbes was Corporate Secretary at Forbes. Prior to 1981, he held the position of Vice President and Associate Publisher.  Mr. Forbes has been a director of Forbes, Inc. since 1977.  Mr. Forbes is the Chairman of the American Friends of the Louvre, and he also sits on the Boards of The New York Historical Society, The Newark Museum, The Business Committee for the Arts, The Brooklyn Museum, The Friends of New Jersey State Museum, The New York Academy of Art, The Victorian Society in America and the Prince Wales Foundation.  He is also a member of the Board of Advisors of The Princeton University Art Museum, a National Trustee of the Baltimore Museum of Art, and serves on the Advisory Committee of the Department of European Decorative Arts of the Museum of Fine Arts in Boston.  In 1987, he was appointed to the Board of Regents of the Cathedral of St. John the Divine in New York City.  Mr. Forbes is also a member of the Board of Directors of Raffles Holdings, Ltd., a publicly-held company.  Mr. Forbes received a Bachelor of Arts degree in Art History from Princeton University in 1972.  In 1986, he was awarded the honorary degree of Doctor of Humane Letters by New Hampshire College.

Thomas C. Quick has been our director since February 1999.  From 2001 through 2002, Mr. Quick was the Vice Chairman of Quick & Reilly/Fleet Securities, Inc., successor to The Quick & Reilly Group, Inc., a holding company for four (4) major financial services businesses.  From 1996 until 2001, Mr. Quick was the President and Chief Operating Officer and a director of Quick & Reilly/Fleet Securities, Inc.  From 1985 to 1996, he was President

of Quick & Reilly, Inc., a Quick & Reilly subsidiary and a national discount brokerage firm.  Mr. Quick serves as a trustee for the Securities Industry Foundation for Economic Education. He is also a member of the Board of Directors of Best Buddies and a member of the Board of Trustees, the Investment Advisory Board and the Endowment Committee for the St. Jude Children’s Hospital.  He is a trustee and treasurer of the National Corporate Theater Fund, the United World Colleges and the Alcoholism Council of New York, and a Trustee of Fairfield University, Cold Spring Harbor Laboratories and the Inter-City Scholarship Foundation of New York City.  Mr. Quick is a graduate of Fairfield University.

David Rector has been our director since February 2002.  Mr. Rector also serves as a director of Superior Galleries, Inc. Since May 2004, Mr. Rector has been the President and Chief Executive Officer of Nanoscience Technologies, Inc., a development stage company engaged in the development of DNA Nanotechnology.  Also, since 1985, Mr. Rector has been the Principal of The David Stephen Group, which provides enterprise consulting services to emerging and developing companies in a variety of industries.  From 1983 until 1985, Mr. Rector served as President and General Manager of Sunset Designs, Inc., a domestic and international manufacturer and marketer of consumer product craft kits, and a wholly-owned subsidiary of Reckitt & Coleman N.A.  From 1980 until 1983, Mr. Rector served as the Director of Marketing of Sunset Designs.  From 1971 until 1980, Mr. Rector served in progressive roles in both the financial and product marketing departments of Crown Zellerbach Corporation, a multi-billion dollar pulp and paper industry corporation.  Mr. Rector received a Bachelor of Science degree in business/finance from Murray State University in 1969.

Our board of directors recommends that our stockholders vote FOR each of the nominees for the board of directors.

Corporate Governance Guidelines

Our board of directors has long believed that good corporate governance is important to ensure that we are managed for the long-term benefit of our stockholders.  During the past year, our board has continued to review our governance practices in light of the Sarbanes-Oxley Act of 2002, the new rules and regulations of the Securities and Exchange Commission and the new listing standards, policies and requirements of the American Stock Exchange, LLC, or AMEX.

Our board of directors has adopted corporate governance guidelines to assist it in the exercise of its duties and responsibilities and to serve the best interests of Senesco and its stockholders.  These guidelines, which provide a framework for the conduct of our board’s business, include that:

•                                          the principal responsibility of the directors is to oversee the management of Senesco;

•                                          a majority of the members of our board shall be independent directors;

•                                          the independent directors met regularly in executive session;

•                                          directors have full and free access to management and, as necessary and appropriate, independent advisors;

•                                          new directors participate in an orientation program and all directors are expected to participate in continuing director education on an ongoing basis; and

•                                          at least annually, our board and its committees will conduct a self-evaluation to determine whether they are functioning effectively.

Board Determination of Independence

Under the current AMEX rules, a director will, among other things, qualify as an “independent director” if, in the opinion of our board of directors, that person does not have a material relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.  Our board of directors currently consists of Ruedi Stalder, Bruce C. Galton, John E. Thompson, Ph.D., John N. Braca, Christopher Forbes, Thomas C. Quick and David Rector.  We are currently traded on the AMEX, which requires our board be comprised of a majority of independent directors.  Our board of directors has determined that each of Messrs. Stalder, Braca, Forbes, Quick and Rector is an “independent director” as defined under Sections 121(A) and 802 of the AMEX rules.

Committees and Meetings of our Board of Directors

Our board of directors held ten (10) meetings during fiscal 2004.  Throughout this period, each member of our board of directors attended or participated in at least 75% of the aggregate of the total number of regularly scheduled meetings of our board held during the period for which such person has been a director, and the total number of meetings held by all committees of our board on which each the director served during the periods the director served.  Our board of directors has three standing committees: the Compensation Committee, the Audit Committee and the Nominating and Corporate Governance Committee, each of which operates under a charter that has been approved by our board. Each of these charters are also posted on our website at www.senesco.com.  Our corporate governance guidelines provide that directors are expected to attend the annual meeting of stockholders.  All directors attended the 2003 annual meeting of stockholders.

Compensation Committee.  Our Compensation Committee was established in July 1999, pursuant to the Compensation Committee Charter attached hereto as Appendix A.  Our Compensation Committee generally makes recommendations concerning salaries and incentive compensation for our management and our employees. The primary responsibilities of our Compensation Committee, as more fully set forth in the Compensation Committee Charter adopted in July 1999 and amended and restated on July 7, 2004 and attached hereto as Appendix A, include:

•                                          annually reviewing and approving corporate goals and objectives relevant to CEO compensation;

•                                          reviewing and approving, or recommending for approval by our board, the salaries and incentive compensation of our executive officers;

•                                          administering our 1998 Stock Incentive Plan, as amended, or our 1998 Stock Plan; and

•                                          reviewing and making recommendations to our board with respect to director compensation.

In addition, our Compensation Committee periodically reviews the potential effect of Section 162(m) and uses its judgment to authorize compensation payments that may be subject to the limit when our Compensation Committee believes such payments are appropriate and in the best interests of Senesco and our stockholders, after taking into consideration changing business conditions and the performance of our employees.  Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a tax deduction to public companies for certain compensation in excess of $1 million paid to a company’s CEO and the four other most highly compensated executive officers.  Certain compensation, including qualified performance-based compensation, will not be subject to the deduction limit if certain requirements are met.

From June 17, 2003 through September 6, 2004, our Compensation Committee was comprised of David Rector and Ruedi Stalder.  On September 7, 2004, John N. Braca joined our Compensation Committee.  All members of our Compensation Committee are considered independent pursuant to Sections 121(A) and 805 of the AMEX rules.  Our Compensation Committee held two (2) meetings during fiscal 2004.

Audit Committee.  Our Audit Committee was established in July 1999.  On October 8, 2003, our board of directors adopted an Amended and Restated Audit Committee Charter, attached hereto as Appendix B.  The primary responsibilities of our Audit Committee include:

•                                          appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;

•                                          overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of certain reports from our independent registered public accounting firm;

•                                          reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures;

•                                          monitoring our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;

•                                          overseeing our internal audit function;

•                                          discussing our risk management policies;

•                                          establishing policies regarding hiring employees from our independent registered public accounting firm and procedures for the receipt and retention of accounting related complaints and concerns;

•                                          meeting independently with our internal auditing staff, independent registered public accounting firm and management; and

•                                          preparing the audit committee report required by SEC rules, which is included on page 9 of this proxy statement.

From October 8, 2003, and currently, our Audit Committee is comprised of John N. Braca, David Rector and Thomas C. Quick. AMEX currently requires an Audit Committee comprised solely of independent directors.  Messrs. Braca, Rector and Quick are “independent” members of our board of directors as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and Sections 121(A) and 803 of the AMEX rules.  In addition, our board of directors has determined that Mr. Braca satisfies the definition of an audit committee “financial expert” as set forth in Item 401(e) of Regulation S-B promulgated by the SEC.  Our Audit Committee held four (4) meetings during fiscal 2004.

Nominating and Corporate Governance Committee.  The primary responsibilities of our Nominating and Corporate Governance Committee, as more fully set forth in the Nominating and Corporate Governance Committee Charter and Corporate Governance Guidelines adopted on October 15, 2004 and attached hereto as Appendix C, include:

•                                          identifying individuals qualified to become our board members;

•                                          evaluating and recommending to our board of directors the persons to be nominated for election as directors at any meeting of stockholders and to each of our board’s committees;

•                                          reviewing and making recommendations to our board with respect to management succession planning;

•                                          developing and recommending to our board a set of corporate governance principles applicable to Senesco; and

•                                          overseeing the evaluation of our board.

Our Nominating and Corporate Governance Committee was formed on September 29, 2004, and it is currently comprised of Messrs. Forbes and Quick.  Both members of our Nominating and Corporate Governance Committee are independent, as independence for nominating and corporate governance committee members is defined under Sections 121(A) and 804 of the AMEX rules.

Code of Business Ethics and Conduct.  Pursuant to the requirements of Section 406 of the Sarbanes-Oxley Act of 2002 and Section 807 of the AMEX rules, on March 17, 2003, our board of directors adopted a Code of Business Ethics and Conduct, attached hereto as Appendix D.  Our Code of Ethics contains written standards designed to deter wrongdoing and to promote:

•                                          honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•                                          full, fair, accurate, timely, and understandable disclosure in reports and documents filed with the SEC;

•                                          compliance with applicable governmental laws, rules and regulations;

•                                          the prompt internal reporting of violations of our Code of Ethics to an appropriate person or persons identified in our Code of Ethics; and

•                                          accountability for adherence to our Code of Ethics.

•                                          Each of our employees, officers and directors completed a signed certification to document his or her understanding of and compliance with our Code of Ethics.

Director Candidates

The process followed by our Nominating and Corporate Governance Committee to identify and evaluate director candidates includes requests to board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the committee and the board.

In considering whether to recommend any particular candidate for inclusion in the board’s slate of recommended director nominees, our Nominating and Corporate Governance Committee will apply the criteria contained in the committee’s charter.  These criteria include the candidate’s integrity, business acumen, knowledge of our business and industry, age, experience, diligence, conflicts of interest and the ability to act in the interests of all stockholders.  Our Nominating and Corporate Governance Committee does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee.  We believe that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the board to fulfill its responsibilities.

Stockholders may recommend individuals to our Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials and a statement as to whether the stockholder or group of stockholders making the recommendation has beneficially owned more than 5% of our common stock for at least one year as of the date such recommendation is made, to: Nominating and Corporate Governance Committee, c/o Corporate Secretary, Senesco Technologies, Inc., 303 George Street, Suite 420, New Brunswick, New Jersey 08901.  Assuming that appropriate biographical and background material has been provided on a timely basis, the committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

Communicating with our Independent Directors

Our board of directors will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate.  The Chairman of the Board, with the assistance of our outside counsel, is primarily responsible for monitoring communications from our stockholders and for providing copies or summaries to the other directors as he considers appropriate.  Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that the Chairman considers to be important for the directors to know.  In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications.

Stockholders who wish to send communications on any topic to our board should address such communications to: Board of Directors c/o Corporate Secretary, Senesco Technologies, Inc., 303 George Street, Suite 420, New Brunswick, New Jersey 08901.

Report of the Audit Committee

The Audit Committee has furnished the following report:

September 20, 2004

To the Board of Directors of Senesco Technologies, Inc.:

The Audit Committee of our board of directors is currently composed of three members and acts under a written charter adopted on July 26, 1999 and amended and restated on October 8, 2003.  The current members of the Audit Committee are independent directors, as defined by its charter and AMEX rules, and possess the financial sophistication required by such charter and rules.  The Audit Committee held four meetings during fiscal 2004.

Management is responsible for our financial reporting process including its system of internal controls and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. Our independent registered public accounting firm is responsible for auditing those financial statements. The Audit Committee’s responsibility is to monitor and review these processes.  As appropriate, the Audit Committee reviews and evaluates, and discusses with our management and our independent registered public accounting firm, the following:

•                                          the plan for, and the independent registered public accounting firm’s report on, each audit of our financial statements;

•                                          the independent registered public accounting firm’s review of our unaudited interim financial statements;

•                                          our financial disclosure documents, including all financial statements and reports filed with the Securities and Exchange Commission or sent to stockholders;

•                                          our management’s selection, application and disclosure of critical accounting policies;

•                                          changes in our accounting practices, principles, controls or methodologies;

•                                          significant developments or changes in accounting rules applicable to us; and

•                                          the adequacy of our internal controls and accounting and financial personnel.

The Audit Committee reviewed and discussed with our management our audited financial statements for the year ended June 30, 2004.  The Audit Committee also reviewed and discussed the audited financial statements and the matters required by Statement on Auditing Standards No. 61, 89 and 90, titled Communication with Audit Committees, with our independent registered public accounting firm. These standards require our independent registered public accounting firm to discuss with our Audit Committee, among other things, the following:

•                                          methods used to account for significant unusual transactions;

•                                          the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

•                                          the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditors’ conclusions regarding the reasonableness of those estimates; and

•                                          disagreements with management over the application of accounting principles, the basis for management’s accounting estimates and the disclosures in the financial statements.

Our independent registered public accounting firm also provided the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1, titled Independence Discussions with Audit Committees. Independence Standards Board Standard No. 1 requires auditors annually to disclose in writing all relationships that, in the auditor’s professional opinion, may reasonably be thought to bear on independence, confirm their perceived independence and engage in a discussion of independence.  In addition, the Audit Committee discussed with our independent registered public accounting firm their independence from Senesco.  The Audit Committee also considered whether our independent registered public accounting firm’s provision of certain other non-audit related services to Senesco is compatible with maintaining our auditors’ independence.

Based on our discussions with management and our independent registered public accounting firm, and our review of the representations and information provided by our management and our independent registered public accounting firm, the Audit Committee recommended to our board of directors that the audited financial statements be included in our annual report on Form 10-KSB for the year ended June 30, 2004.

By the Audit Committee of the Board of Directors of
Senesco Technologies, Inc.

John N. Braca, Chairman
Thomas C. Quick
David Rector

Compensation of Directors

In accordance with a resolution unanimously approved by our board of directors on December 16, 2003, we granted to each of Christopher Forbes, Thomas C. Quick, David Rector and Ruedi Stalder, options to purchase twenty thousand (20,000) shares of our common stock, and options to purchase five thousand (5,000) shares of our common stock to John N. Braca, pursuant to and in accordance with our 1998 Stock Plan, as consideration for their service on our board of directors through June 30, 2003, or fiscal 2003.  Options granted to Messrs. Braca, Forbes, Quick, Stalder and Rector have an exercise price equal to the fair market value of our common stock on the date of grant, or $3.15 per share, have a term of ten (10) years, and are exercisable as follows: (i) one-half (1/2) of the options were exercisable as of the date of grant; and (ii) one-half (1/2) of the options shall become exercisable as of December 16, 2004.  No director has received cash compensation for his services on our board of directors.  We provide reimbursement to directors for reasonable and necessary expenses incurred in connection with attendance at meetings of the board of directors and other Senesco business.

Mr. Stalder has received compensation for providing management services to us.  Dr. Thompson has also received compensation for providing research and development management services to us.  See “Certain Relationships and Related Transactions” which sets forth the details of the compensation for each of Mr. Stalder and Dr. Thompson.

EXECUTIVE OFFICERS

The following table identifies our current executive officers:

Name	Age	Capacities in Which Served	In Current Position Since
Bruce C. Galton	52	President and Chief Executive Officer	October 2001

John E. Thompson, Ph.D.	63	Executive Vice President and Chief Scientific Officer	July 2004

Sascha P. Fedyszyn (1)	29	Vice President of Corporate Development and Secretary	January 1999

Joel P. Brooks (2)	45	Chief Financial Officer and Treasurer	December 2000

Richard Dondero (3)	54	Vice President of Research and Development	July 2004

(1)          Mr. Fedyszyn was appointed our Vice President of Corporate Development in January 1999 and was appointed our Secretary in January 2000.  Mr. Fedyszyn has been the Vice President of Senesco since its inception in June 1998.  Mr. Fedyszyn was also a Research Associate at the Logistics Management Institute from May 1995 to September 1995.  Mr. Fedyszyn received a Bachelor of Arts degree in Biology from Princeton University in June 1997.

(2)          Mr. Brooks was appointed our Chief Financial Officer and Treasurer in December 2000. From September 1998 until November 2000, Mr. Brooks was the Chief Financial Officer of Blades Board and Skate, LLC, a retail establishment specializing in the action sports industry.  Mr. Brooks was Chief Financial Officer from 1997 until 1998 and Controller from 1994 until 1997 of Cable and Company Worldwide, Inc.  He also held the position of Controller at USA Detergents, Inc. from 1992 until 1994, and held various positions at several public accounting firms from 1983 through 1992.  Mr. Brooks received his Bachelor of Science degree in Commerce with a major in Accounting from Rider University in February 1983.

(3)          Mr. Dondero was appointed our Vice President of Research and Development in July 2004.  From July 2002 until July 2004, Mr. Dondero was a Group Leader in the Proteomics Reagent Manufacturing division of Molecular Staging, Inc., a biotech firm engaged in the measurement and discovery of new biomarkers.  From 1985 through June 2001, Mr. Dondero served in several roles of increasing responsibility through Vice President of Operations and Product Development at Cistron Biotechnology, Inc.  From 1977 through 1985, Mr. Dondero served as a senior scientist at Johnson and Johnson, and from 1975 through 1977, as a scientist at Becton Dickinson.  Mr. Dondero received his Bachelor of Arts degree from New Jersey State University in 1972 and his Master of Science degree from Seton Hall University in 1976.

None of our current executive officers are related to any other executive officer or to any of our directors.  Our executive officers are elected annually by our board of directors and serve until their successors are duly elected and qualified.

EXECUTIVE COMPENSATION

Summary of Compensation in Fiscal 2004, 2003 and 2002

The following Summary Compensation Table sets forth information concerning compensation during fiscal 2004, fiscal 2003 and the year ended June 30, 2002, or fiscal 2002, for services in all capacities awarded to, earned by or paid to: (i) each person who served as our Chief Executive Officer at any time during fiscal 2004; (ii) our executive officers other than the Chief Executive Officer who were serving as our executive officers at the end of fiscal 2004; and (iii) those individuals for whom disclosure would have been provided but for the fact that the individual was not serving as our executive officer at the end of fiscal 2004, collectively referred to herein as the Named Executives.

SUMMARY COMPENSATION TABLE

		Annual Compensation			Long-Term Compensation Awards
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Securities Underlying Options (#)(1)
Bruce C. Galton(2) President and Chief Executive Officer	2004 2003 2002	225,375 201,655 99,590	— — —	— — —	— 80,000 430,000
John E. Thompson, Ph.D.(3) Executive Vice President and Chief Scientific Officer	2004 2003 2002	— — —	— — —	60,000 48,000 36,000	— 20,000 20,000
Sascha P. Fedyszyn(4) Vice President of Corporate Development and Secretary	2004 2003 2002	74,719 69,231 66,225	— — —	— — —	— 35,000 10,000
Joel P. Brooks(5) Chief Financial Officer and Treasurer	2004 2003 2002	126,290 115,866 110,950	— — —	— — —	— 35,000 12,500

(1)          Unless otherwise noted, all options were granted at or above the fair market value of our common stock on the date of grant, as defined in the 1998 Stock Plan, and vest over time.

(2)          Mr. Galton received the following executive compensation:

•      For services provided in fiscal 2003, options to purchase fifty thousand (50,000) shares of our common stock were granted to Mr. Galton on June 19, 2003, with an exercise price equal to $2.16 per share and options to purchase thirty thousand (30,000) shares of our common stock were granted to Mr. Galton on December 16, 2003, with an exercise price equal to $3.15 per share.

•      For services provided in fiscal 2002, the following options were granted to Mr. Galton: (i) fully vested options to purchase one hundred thousand (100,000) shares of our common stock were granted on October 5, 2001, with an exercise price equal to $2.10 per share; and (ii) options to purchase three hundred thousand (300,000) shares of our common stock were granted on December 1, 2001, with an exercise price equal to $2.05 per share.

•      Options to purchase thirty thousand (30,000) shares of our common stock were granted to Mr. Galton on October 5, 2001, with an exercise price equal to $2.10 per share, in lieu of cash compensation for services provided by Mr. Galton in his capacity as our President and Chief Executive Officer for the period from October 4, 2001 through December 31, 2001.

(3)          Dr. Thompson received the following executive compensation:

•      Dr. Thompson received $60,000, $48,000 and $36,000 for consulting services provided to us in each of fiscal 2004, fiscal 2003 and fiscal 2002, respectively.

•      For services provided in fiscal 2003, options to purchase twenty thousand (20,000) shares of our common stock were granted to Dr. Thompson on December 16, 2003, with an exercise price equal to $3.15 per share.

•      For services provided in fiscal 2002, options to purchase twenty thousand (20,000) shares of our common stock were granted to Dr. Thompson on January 7, 2003, with an exercise price equal to $2.35 per share.

(4)          Mr. Fedyszyn received the following executive compensation:

•      For services provided in fiscal 2003, options to purchase twenty thousand (20,000) shares of our common stock were granted to Mr. Fedyszyn on June 19, 2003, with an exercise price equal to $2.16 per share and options to purchase fifteen thousand (15,000) shares of our common stock were granted to Mr. Fedyszyn on December 16, 2003, with an exercise price equal to $3.15 per share.

•      For services provided in fiscal 2002, options to purchase ten thousand (10,000) shares of our common stock were granted to Mr. Fedyszyn on October 9, 2002, with an exercise price equal to $1.65 per share.

(5)          Mr. Brooks received the following executive compensation:

•      For services provided in fiscal 2003, options to purchase twenty thousand (20,000) shares of our common stock were granted to Mr. Brooks on June 19, 2003, with an exercise price equal to $2.16 per share and options to purchase fifteen thousand (15,000) shares of our common stock were granted to Mr. Brooks on December 16, 2003, with an exercise price equal to $3.15 per share.

•      For services provided in fiscal 2002, options to purchase twelve thousand five hundred (12,500) shares of our common stock were granted to Mr. Brooks on October 9, 2002, with an exercise price equal to $1.65 per share.

Option Grants in Fiscal 2004

The following table sets forth information concerning individual grants of stock options made pursuant to the 1998 Stock Plan during fiscal 2004 to each of the Named Executives.  We have never granted any stock appreciation rights.

OPTION GRANTS IN LAST FISCAL YEAR

	Individual Grants
Name	Number of Securities Underlying Options Granted (#)(1)		Percent of Total Options Granted in Fiscal Year (%)(1)	Exercise or Base Price ($/Sh)	Expiration Date

Bruce C. Galton.	30,000	(2)	14.0	3.15	December 15, 2013

John E. Thompson, Ph.D.	20,000	(2)	9.3	3.15	December 15, 2013

Sascha P. Fedyszyn	20,000	(2)	9.3	3.15	December 15, 2013

Joel P. Brooks	20,000	(2)	9.3	3.15	December 15, 2013

(1)          An aggregate of 215,000 options were granted pursuant to and in accordance with our 1998 Stock Plan during fiscal 2004.  Options are not assignable or otherwise transferable except by will or the laws of descent and distribution.

(2)          Options were granted on December 16, 2003.  One-third (1/3) of such options became exercisable as of December 16, 2003; one-third (1/3) of such options shall become exercisable as of December 16, 2004; and one-third of such options shall become exercisable on December 16, 2005.

Aggregated Option Exercises in Fiscal 2004 and Fiscal Year-End Option Values

The following table sets forth information concerning each exercise of options during fiscal 2004 by each of the Named Executives and the fiscal year-end value of unexercised in-the-money options.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR

AND FISCAL YEAR END OPTION VALUES

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at Fiscal Year End (#) Exercisable/ Unexercisable	Value of Unexercised In-the-Money Options at Fiscal Year End ($) (1) Exercisable/ Unexercisable

Bruce C. Galton	—	—	356,667 / 153,333	373,000 / 143,000

John E. Thompson, Ph.D.	—	—	133,334 / 26,666	93,334 / 10,666

Sascha P. Fedyszyn	—	—	90,000 / 30,000	53,100 / 23,200

Joel P. Brooks	—	—	55,834 / 31,666	50,351 / 25,699

(1)   Based on a fiscal year end fair market value of the underlying securities equal to $3.15 per share.

Equity Compensation in Fiscal 2004

The following table provides information about the securities authorized for issuance under our equity compensation plans as of June 30, 2004.

EQUITY COMPENSATION PLAN INFORMATION

	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans

Equity compensation plans approved by security holders	1,878,500	(1)	$2.64	1,054,000	(2)

Equity compensation plans not approved by security holders	—		—	—

Total	1,878,500	(1)	$2.64	1,054,000	(2)

(1)   Issued pursuant to our 1998 Stock Plan.

(2)   Available for future issuance pursuant to our 1998 Stock Plan.

Employment Contracts, Termination of Employment, and Change-in-Control Arrangements

On October 4, 2001, we hired Bruce C. Galton as our new President and Chief Executive Officer. In conjunction with Mr. Galton’s appointment, we entered into a three-year employment agreement with Mr. Galton, effective October 4, 2001.  The agreement shall automatically renew for successive one-year terms thereafter, unless written notice of termination is provided at least 120 days prior to the end of the applicable term.  The agreement provides Mr. Galton with an annual base salary of $200,000 plus certain benefits, including potential bonuses, equity awards and other perquisites as determined by our board of directors.  Our board of directors have since approved several increases in Mr. Galton’s annual base salary, which is currently $230,000.  The agreement also provides that Mr. Galton is entitled to a lump sum payment of 1.5 times his base annual salary if his employment with us is terminated without cause or with good reason, as defined in his employment agreement.  If Mr. Galton’s employment with us is terminated pursuant to a change in control, as defined in his employment agreement, he is entitled to receive the difference between the monies actually received upon termination and 1.5 times his annual base salary.

On January 21, 1999, Sascha P. Fedyszyn entered into an employment agreement with Senesco for a term of two (2) years, whereby we agreed to pay Mr. Fedyszyn an annual base salary of $36,000 plus certain benefits, including potential bonuses, equity awards and other perquisites as determined by the board of directors.  Our board of directors has since approved several increases in Mr. Fedyszyn’s base salary, which is currently $75,500 per annum. Mr. Fedyszyn’s employment contract automatically renews for additional one-year periods, unless terminated by either party before September in the year prior to expiration.  The term of Mr. Fedyszyn’s employment agreement currently runs through January 21, 2005.  The agreement also provides for a lump sum payment, under certain circumstances, of 2.99 times his annual base salary if there is a change in control, as defined in his employment agreement.

On July 1, 2003, Joel Brooks entered into an employment agreement with Senesco for a term of three (3) years.  The agreement shall automatically renew for successive one-year terms thereafter, unless written notice of termination is provided at least 120 days prior to the end of the applicable term.  The agreement provides Mr. Brooks with an annual base salary of $122,000 plus certain benefits, including potential bonuses, equity awards and other perquisites as determined by the board of directors.  Effective January 1, 2004, our board of directors approved an increase in Mr. Brooks’ base salary to $127,500.  The agreement also provides that Mr. Brooks is entitled to a lump sum payment of 1.0 times his base annual salary if his employment with us is terminated without cause or with good reason or pursuant to a change in control, as defined in his employment agreement.

On July 19, 2004, we hired Richard Dondero as our new Vice President of Research and Development.  In conjunction with Mr. Dondero’s appointment, we entered into a three-year employment agreement with Mr. Dondero, effective July 19, 2004.  The agreement shall automatically renew for successive one-year terms thereafter, unless written notice of termination is provided at least 120 days prior to the end of the applicable term.  The agreement provides Mr. Dondero with an annual base salary of $110,000 plus certain benefits, including potential bonuses, equity awards and other perquisites as determined by our board of directors.  The agreement also provides that Mr. Dondero is entitled to a lump sum payment of 1.0 times his base annual salary if his employment with us is terminated without cause or with good reason, as defined in his employment agreement.  If Mr. Dondero’s employment with us is terminated pursuant to a change in control, as defined in his employment agreement, he is entitled to receive the difference between the monies actually received upon termination and 1.0 times his annual base salary.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires a company’s directors, officers and stockholders who beneficially own more than 10% of any class of equity securities of the company registered pursuant to Section 12 of the Exchange Act, collectively referred to herein as the Reporting Persons, to file initial statements of beneficial ownership of securities and statements of changes in beneficial ownership of securities with respect to the company’s equity securities with the SEC.  All Reporting Persons are required by SEC regulation to furnish us with copies of all reports that such Reporting Persons file with the SEC pursuant to Section 16(a).

Based solely on our review of the copies of such forms received by us and upon written representations of the our Reporting Persons received by us, we believe that there has been compliance with all Section 16(a) filing requirements applicable to our Reporting Persons.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Our common stock is the only class of stock entitled to vote at the Meeting.  Only our stockholders of record as of the close of business on the Record Date are entitled to receive notice of and to vote at the Meeting.  As of the Record Date, there were 282 holders of record of our common stock, and we had outstanding 13,789,750 shares of our common stock and each outstanding share is entitled to one (1) vote at the Meeting.  The following table sets forth certain information, as of the Record Date, with respect to holdings of our common stock by (i) each person known by us to be the beneficial owner of more than 5% of the total number of shares of our common stock outstanding as of such date; (ii) each of our directors, which includes all nominees, and our Named Executives; and (iii) all of our directors and our current executive officers as a group.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership(2)		Percent of Class(3)
(i) Certain Beneficial Owners:

Stanford Venture Capital Holdings, Inc. 5050 Westheimer Houston, TX 77056	2,464,287	(4)	17.0

Heartland Advisors, Inc. 789 North Water Street Milwaukee, WI 53202	1,450,000	(5)	10.5

Seneca Capital L.P. 527 Madison Avenue New York, NY 10022	1,382,911	(6)	9.4

Umbrella Project, LLC 95 Old Dutch Road Far Hills, NJ 07931	736,352	(7)	5.3

Crestview Capital Master, L.L.C. 95 Revere Drive, Suite A Northbrook, IL 60062	727,848	(8)	5.2

(ii) Directors (which includes all nominees), Named Executives and Chief Executive Officer:

Ruedi Stalder.	524,136	(9)	3.7
Bruce C. Galton.	470,167	(10)	3.3
John E. Thompson, Ph.D.	672,000	(11)	4.8
Christopher Forbes	893,498	(12)	6.3
Thomas C. Quick	348,787	(13)	2.5
David Rector	35,000	(14)		*
John N. Braca	5,000	(15)		*
Sascha P. Fedyszyn	136,693	(16)	1.0
Joel P. Brooks	67,000	(17)		*
Richard Dondero	—		—

(iii) All Directors and current executive officers as a group (10 persons)	3,152,281	(18)	20.3

*              Less than 1%

(1)          Unless otherwise provided, all addresses should be care of Senesco Technologies, Inc., 303 George Street, Suite 420, New Brunswick, New Jersey 08901.

(2)        Except as otherwise indicated, all shares are beneficially owned and sole investment and voting power is held by the persons named.

(3)        Applicable percentage of ownership is based on 13,789,750 shares of our common stock outstanding as of the Record Date, plus any common stock equivalents and options or warrants held by such holder which are presently or will become exercisable within sixty (60) days after the Record Date.

(4)          Includes 750,000 shares issuable pursuant to presently exercisable warrants.

(5)          Represents 1,400,000 shares held by Heartland Advisors, Inc. and its affiliates and 50,000 shares issuable pursuant to presently exercisable warrants issued to Heartland Advisors, Inc.

(6)        Represents 139,241 shares held directly by Seneca Capital L.P. and 819,620 shares issuable pursuant to presently exercisable warrants issued to Seneca Capital L.P., and 272,700 shares held by Seneca International L.P. and 141,350 shares issuable pursuant to presently exercisable warrants issued to Seneca International L.P., of which Seneca Capital L.P. is deemed to be the indirect beneficial owner of such shares.

(7)        Represents 736,352 shares of our common stock.

(8)          Includes 242,616 shares issuable pursuant to presently exercisable warrants.

(9)          Includes 425,823 shares issuable pursuant to presently exercisable warrants and options or options which will become exercisable within sixty (60) days after the Record Date.

(10)    Includes 466,667 shares issuable pursuant to presently exercisable options or options which will become exercisable within sixty (60) days after the Record Date.  Excludes 43,333 shares underlying options which become exercisable over time more than sixty (60) days after the Record Date.

(11)    Includes 100,000 shares issuable pursuant to presently exercisable options or options which will become exercisable within sixty (60) days after the Record Date.  Excludes 20,000 shares underlying options which become exercisable over time more than sixty (60) days after the Record Date.

(12)    Includes 313,929 shares issuable pursuant to presently exercisable warrants and options or options which will become exercisable within sixty (60) days after the Record Date.

(13)    Includes 209,053 shares issuable pursuant to presently exercisable warrants and options or options which will become exercisable within sixty (60) days after the Record Date.

(14)    Represents 35,000 shares issuable pursuant to presently exercisable options or options which will become exercisable within sixty (60) days after the Record Date.

(15)    Represents 5,000 shares issuable pursuant to presently exercisable options or options which will become exercisable within sixty (60) days after the Record Date.

(16)    Includes 98,333 shares issuable pursuant to presently exercisable options or options which will become exercisable within sixty (60) days after the Record Date.  Excludes 21,667 shares underlying options which become exercisable over time more than sixty (60) days after the Record Date.

(17)    Includes 65,000 shares issuable pursuant to presently exercisable options or options which will become exercisable within sixty (60) days after the Record Date.  Excludes 22,500 shares underlying options which become exercisable over time more than sixty (60) days after the Record Date.

(18)    See Notes 9 through 17.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Contractual Relationships

Service Agreements

Christopher Forbes, our director, is also Vice Chairman of Forbes, Inc., which publishes Forbes Magazine.  Forbes, Inc. has provided and will continue to provide us with advertising, introductions to strategic alliance partners and, from time to time, use of its office space, entertainment facilities and various other support services.  In recognition of these past services and services to be provided in the future, during the last two fiscal years, we granted to Forbes, Inc., warrants to purchase shares of our common stock as follows:

Date of Grant	# of Warrant Shares	Exercise Price	Value of Services On Date of Grant	# of Warrant Shares Vested

January 7, 2003	15,000	$2.35	$34,650	5,000
December 16, 2003	20,000	$3.15	$62,000	6,667

The exercise price of the warrants granted to Forbes, Inc. represented the fair market value of our common stock on the dates of grant.

Alan Brooks Design, Inc., a marketing communications firm, is owned by Alan Brooks, a brother of Joel Brooks, our Chief Financial Officer and Treasurer.  Alan Brooks Design, Inc. has provided and will continue to provide various services to us.  We paid Alan Brooks Design, Inc. $53,226 in fiscal 2004 and $71,945 in fiscal 2003 for services in connection with the design and printing of our annual report and proxy for fiscal 2003 and fiscal 2002, the design and implementation of a new website for us and the design and printing of a new print ad for us.  Neither we nor Joel Brooks receives any remuneration from these services, and we believe that such services were provided on terms at least as favorable as we would have received from a third party.

Research and Development Agreements

Effective September 1, 1998, we entered into a three-year research and development agreement, which has been extended for successive periods through August 31, 2006, with John E. Thompson, Ph.D. and the University of Waterloo in Waterloo, Ontario, Canada, referred to as the University.  Dr. Thompson is our director and officer and beneficially owns approximately 4.8% of our common stock.  Dr. Thompson is the Associate Vice President, Research and former Dean of Science of the University.  Dr. Thompson and the University will provide research and development under our direction.  Research and development expenses under this agreement for the years ended June 30, 2004 and 2003 aggregated US $560,308 and US $373,240, respectively.  Effective September 1, 2004, we, Dr. Thompson and the University extended the agreement for an additional two-year period through August 31, 2006 in the amount of CAN $1,529,430.  As of September 1, 2004, such amount represented approximately US $1,170,000.

Effective May 1, 2002, we entered into an additional one-year research and development agreement with the University and Dr. Thompson.  The total amount due under this agreement was limited to CAN $50,000, which represented US $42,646.

Consulting Agreement

Effective May 1, 1999, we entered into a consulting agreement for research and development with Dr. Thompson.  On each of July 1, 2001 and July 1, 2004, we and Dr. Thompson renewed the consulting agreement for an additional three-year term, as provided for under the terms and conditions of the agreement.  This agreement provided for monthly payments of $3,000 through June 2004.  Effective January 1, 2003, the agreement was amended to increase the monthly payments from $3,000 to $5,000.

Debt / Equity Transactions

2004 Private Placement

In connection with a private placement, commencing in January 2004 and ending in February 2004, we sold shares of our common stock and warrants to purchase our common stock to certain accredited investors and directors, including Seneca Capital L.P. and its affiliates, Crestview Capital Master, L.L.C., Ruedi Stalder and

Christopher Forbes On January 15, 2004, Seneca Capital L.P. and its affiliates purchased 421,941 shares of our common stock and warrants to purchase 210,970 shares of our common stock for the aggregate cash consideration of $1,000,000.  On January 15, 2004, Ruedi Stalder and Christopher Forbes each purchased 31,616 shares of our common stock and warrants to purchase 15,823 shares of our common stock for the aggregate cash consideration of $75,000 each.  On February 12, 2004, Crestview Capital Master, L.L.C. purchased 485,232 shares of our common stock and warrants to purchase 242,616 shares of our common stock for the aggregate cash consideration of $1,150,000.  All of such warrants were exercisable as of the date of grant at an exercise price equal to $3.79 and have a term of five (5) years.

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our board of directors has, subject to stockholder ratification, retained Goldstein Golub Kessler LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2005. Goldstein Golub Kessler has served as our independent auditors since the fiscal year ending June 30, 1999 and currently serves as our independent registered public accounting firm.  Neither the firm nor any of its directors has any direct or indirect financial interest in or any connection with us in any capacity other than as auditors.

Although stockholder ratification of the selection of Goldstein Golub Kessler LLP is not required by law, our board of directors believes that it is desirable to give our stockholders the opportunity to ratify this selection.  If this proposal is not approved at the Meeting, our board of directors will reconsider the selection of Goldstein Golub Kessler LLP.

Our board of directors recommends a vote FOR the ratification of the appointment of Goldstein Golub Kessler LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2005.

One or more representatives of Goldstein Golub Kessler LLP is expected to attend the Meeting and have an opportunity to make a statement and/or respond to appropriate questions from our stockholders.

Independent Registered Public Accounting Firm Fees and Other Matters

The following table summarizes the fees of Goldstein Golub Kessler LLP, our independent registered public accounting firm, billed for each of the last two fiscal years for audit services and other services:

Fee Category	2004	2003

Audit Fees (1)	$54,500	$58,000

Audit-Related Fees (2)	4,939	1,500

Tax Fees (3)	—	3,200

All Other Fees	—	—

Total Fees	$59,439	$62,700

(1)          Consists of fees for professional services rendered in connection with the audit of our financial statements for the years ended June 30, 2004 and 2003, respectively, and the reviews of the financial statements included in each of our Quarterly Reports on Form 10-QSB during the years ended June 30, 2004 and 2003, respectively, and fees for professional services rendered in connection with documents filed with the Securities and Exchange Commission for the years ended June 30, 2004 and 2003, respectively.

(2)          Consists of fees relating to the review of our recently filed registration statements.

(3)          Consists of fees relating to our tax compliance, tax planning and tax return preparation for the years ended June 30, 2004 and 2003.  Goldstein Golub Kessler LLP has a continuing relationship with American Express Tax and Business Services, Inc., or TBS.  TBS provided such tax services, and TBS received the fees for such services.

Financial Information Systems Design and Implementation Fees

Goldstein Golub Kessler LLP did not bill us for any professional services rendered to us and our affiliates during the fiscal year ended June 30, 2004 in connection with financial information systems design or implementation, the operation of our information system or the management of our local area network.

Leased Employees

Goldstein Golub Kessler LLP leases auditing staff from TBS who are full time, permanent employees of TBS and through which its partners provide non-audit services.  As a result of this arrangement, Goldstein Golub Kessler LLP has no full time employees and therefore, none of the audit services performed were provided by permanent full-time employees of Goldstein Golub Kessler LLP.  Goldstein Golub Kessler LLP manages and supervises the audit and audit staff, and is exclusively responsible for the opinion rendered in connection with its examination.

Pre-Approval Policies and Procedures

None of the audit-related fees billed in fiscal 2004 and 2003 related to services provided under the de minimis exception to the audit committee pre-approval requirements.

The Audit Committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm.  This policy generally provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by the Audit Committee or the engagement is entered into pursuant to one of the pre-approval procedures described below.

From time to time, the Audit Committee may pre-approve specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next 12 months.  Any such pre-approval is detailed as to the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

The Audit Committee has also delegated to the chairman of the Audit Committee the authority to approve any audit or non-audit services to be provided to us by our independent registered public accounting firm.  Any approval of services by a member of the Audit Committee pursuant to this delegated authority is reported on at the next meeting of the Audit Committee.

STOCKHOLDERS’ PROPOSALS

Stockholders who wish to submit proposals for inclusion in our proxy statement and form of proxy relating to our 2005 annual meeting of stockholders must advise our Secretary of such proposals in writing by July 10, 2005.

Stockholders who wish to present a proposal at our 2005 annual meeting of stockholders without inclusion of such proposal in our proxy materials must advise our Secretary of such proposals in writing by September 23, 2005.

If we do not receive notice of a stockholder proposal within this timeframe, our management will use its discretionary authority to vote the shares they represent, as our board of directors may recommend.  We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these requirements.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports.  This means that only one copy of our proxy statement or annual report may have been sent to multiple stockholders in your household.  We will promptly deliver a separate copy of either document to you if you call or write us at the following address or phone number:  Senesco Technologies, Inc., 303 George Street, Suite 420, New Brunswick, New Jersey 08901, (732) 296-8400.  If you want to receive separate copies of the annual report and proxy statement in the future or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holders, or you may contact us at the above address and phone number.

OTHER MATTERS

Our board of directors is not aware of any matter to be presented for action at the Meeting other than the matters referred to above and does not intend to bring any other matters before the Meeting.  However, if other matters should come before the Meeting, it is intended that holders of the proxies will vote thereon in their discretion.

GENERAL

The accompanying proxy is solicited by and on behalf of our board of directors, whose notice of meeting is attached to this proxy statement, and the entire cost of such solicitation will be borne by us.

In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegram by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held of record by such brokers, nominees, custodians and other fiduciaries.  We will reimburse such persons for their reasonable expenses in connection therewith.

Certain information contained in this proxy statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.

WE WILL FURNISH, WITHOUT CHARGE, A COPY OF OUR REPORT ON FORM 10-KSB FOR THE YEAR ENDED JUNE 30, 2004, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO, BUT NOT INCLUDING EXHIBITS, TO EACH OF OUR STOCKHOLDERS OF RECORD ON OCTOBER 22, 2004 AND TO EACH BENEFICIAL STOCKHOLDER ON THAT DATE UPON WRITTEN REQUEST MADE TO OUR SECRETARY.  A REASONABLE FEE WILL BE CHARGED FOR COPIES OF REQUESTED EXHIBITS.

PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE.  A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

By Order of the Board of Directors

/s/ Sascha P. Fedyszyn

Sascha P. Fedyszyn
Secretary

New Brunswick, New Jersey

November 5, 2004

Appendix A

SENESCO TECHNOLOGIES, INC.

COMPENSATION COMMITTEE CHARTER

A.            Purpose

The purpose of the Compensation Committee is to assist the Board of Directors in the discharge of its responsibilities relating to compensation of the Company’s executive officers.

B.            Structure and Membership

1.                                       Number.  The Compensation Committee shall consist of at least two members of the Board of Directors.

2.                                       Independence.  Except as otherwise permitted by the applicable NASDAQ rules, each member of the Compensation Committee shall be an “independent director” as defined by the applicable NASDAQ rules.

3.                                       Chair.  Unless the Board of Directors elects a Chair of the Compensation Committee, the Compensation Committee shall elect a Chair by majority vote.

4.                                       Compensation.  The compensation of Compensation Committee members shall be as determined by the Board of Directors.

5.                                       Selection and Removal.  Members of the Compensation Committee shall be appointed by the Board of Directors.  The Board of Directors may remove members of the Compensation Committee from such committee, with or without cause.

C.            Authority and Responsibilities

General

The Compensation Committee shall discharge its responsibilities, and shall assess the information provided by the Company’s management, in accordance with its business judgment.

Compensation Matters

1.                                       Executive Officer Compensation.  The Compensation Committee, or a majority of the independent directors of the Board of Directors, shall review and approve, or recommend for approval by the Board of Directors, the compensation of the Company’s Chief Executive Officer (the “CEO”) and the Company’s other executive officers, including salary, bonus and incentive compensation levels; deferred compensation; executive perquisites; equity compensation (including awards to induce employment); severance arrangements; change-in-control benefits and other forms of executive officer compensation.  The Compensation Committee or the independent directors of the Board of Directors, as the case may be, shall meet without the presence of executive officers when approving or deliberating on CEO compensation but may, in its or their discretion, invite the CEO to be present during the approval of, or deliberations with respect to, other executive officer compensation.

2.                                       Evaluation of Senior Executives.  The Compensation Committee shall be responsible for overseeing the evaluation of the Company’s senior executives.  In conjunction with the Audit Committee in the case of the evaluation of the senior financial management, the Compensation Committee shall determine the nature and frequency of the evaluation and the persons subject to the evaluation, supervise the conduct of the evaluation and prepare assessments of the performance of the Company’s senior executives, to be discussed periodically with the Board of Directors.

3.                                       Plan Recommendations and Approvals.  The Compensation Committee shall periodically review and make recommendations to the Board of Directors with respect to incentive-compensation plans and equity-based plans.  In addition, in the case of any tax-qualified, non-discriminatory employee benefit plans (and any parallel nonqualified plans) for which stockholder approval is not sought and pursuant to which options or stock may be acquired by officers, directors, employees or consultants of the Company, the Compensation Committee, or a majority of the independent directors of the Board of Directors, shall approve such plans.

4.                                       Administration of Plans.  The Compensation Committee shall exercise all rights, authority and functions of the Board of Directors under all of the Company’s stock option, stock incentive, employee stock purchase and other equity-based plans, including without limitation, the authority to interpret the terms thereof, to grant options thereunder and to make stock awards thereunder; provided, however, that, except as otherwise expressly authorized to do so by this charter or a plan or resolution of the Board of Directors, the Compensation Committee shall not be authorized to amend any such plan.  To the extent permitted by applicable law and the provisions of a given equity-based plan, and consistent with the requirements of applicable law and such equity-based plan, the Compensation Committee may delegate to one or more executive officers of the Company the power to grant options or other stock awards pursuant to such equity-based plan to employees of the Company or any subsidiary of the Company who are not directors or executive officers of the Company.  The Compensation Committee, or a majority of the independent directors of the Board of Directors, shall approve any inducement awards granted in reliance on the exemption from shareholder approval contained in NASDAQ Rule 4350(i)(1)(A)(iv).

5.                                       Director Compensation.  The Compensation Committee shall periodically review and make recommendations to the Board of Directors with respect to director compensation.

6.                                       Management Succession.  The Compensation Committee shall, at the request of the Board of Directors, periodically review and make recommendations to the Board of Directors relating to management succession planning, including policies and principles for CEO selection and performance review, as well as policies regarding succession in the event of an emergency or the retirement of the CEO.

7.                                       Compensation Committee Report on Executive Compensation.  The Compensation Committee shall prepare for inclusion where necessary in a proxy or information statement of the Company relating to an annual meeting of security holders at which directors are to be elected (or special meeting or written consents in lieu of such meeting), the report described in Item 402(k) of Regulation S-K.

8.                                       Compensation Committee Report on Repricing of Options/SARs.  If during the last fiscal year of the Company (while the Company was a reporting company pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the “Exchange Act”)) any adjustment or amendment was made to the exercise price of any stock option or stock appreciation right previously awarded to a “named executive officer” (as such term is defined from time to time in Item 402(a)(3) of Regulation S-K), the Compensation Committee shall furnish the report required by Item 402(i) of Regulation S-K.

9.                                       Additional Powers.  The Compensation Committee shall have such other duties as may be delegated from time to time by the Board of Directors.

D.            Procedures and Administration

1.                                       Meetings.  The Compensation Committee shall meet as often as it deems necessary in order to perform its responsibilities.  The Compensation Committee may also act by unanimous written consent in lieu of a meeting.  The Compensation Committee shall keep such records of its meetings, as it shall deem appropriate.

2.                                       Subcommittees.  The Compensation Committee may form and delegate authority to one or more subcommittees as it deems appropriate from time to time under the circumstances (including (a) a subcommittee consisting of a single member and (b) a subcommittee consisting of at least two members, each of whom qualifies as a “non-employee director,” as such term is defined from time to time in Rule 16b-3 promulgated under the Exchange Act, and an “outside director,” as such term is defined from time to time in Section 162(m) of the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder).

3.                                       Reports to Board.  The Compensation Committee shall report regularly to the Board of Directors.

4.                                       Charter.  The Compensation Committee shall periodically review and reassess the adequacy of this Charter and recommend any proposed changes to the Board of Directors for approval.

5.                                       Consulting Arrangements.  The Compensation Committee shall have the authority, upon consent of the Board, to retain and terminate any compensation consultant to be used to assist in the evaluation of executive officer compensation and shall have authority to approve the consultant’s fees and other retention terms.  The Compensation Committee shall also have authority to commission compensation surveys or studies as the need arises.  The Compensation Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of such consultants as established by the Compensation Committee.

6.                                       Independent Advisors.  The Compensation Committee shall have the authority, without further action by the Board of Directors, to engage such independent legal, accounting and other advisors as it deems necessary or appropriate to carry out its responsibilities.  Such independent advisors may be the regular advisors to the Company.  The Compensation Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of such advisors as established by the Compensation Committee.

7.                                       Investigations.  The Compensation Committee shall have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of the Company to meet with the Compensation Committee or any advisors engaged by the Compensation Committee.

8.                                       Annual Self-Evaluation.  At least annually, the Compensation Committee shall evaluate its own performance.

Appendix B

SENESCO TECHNOLOGIES, INC.

AMENDED AND RESTATED AUDIT COMMITTEE CHARTER

A.                                    Purpose

The purpose of the Audit Committee is to assist the Board of Directors’ (the “Board”) oversight of:

•                                          the quality and integrity of the Company’s financial statements, financial reporting process and internal operating controls;

•              the Company’s compliance with legal and regulatory requirements;

•              the independent auditor’s qualifications and independence; and

•              the performance of the Company’s internal audit function and independent auditors.

B.                                    Structure and Membership

1.                                       Number. The Audit Committee shall consist of at least two members of the Board.

2.                                       Independence. Except as otherwise permitted by the applicable rules of any national securities exchange or any association of securities dealers on which the Company lists any class of its capital stock (the “Listing Exchange”) and Section 301 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) (and the applicable rules thereunder), each member of the Audit Committee shall be “independent” as defined by such rules and Act. To insure compliance with this provision, the Audit Committee shall:

a.                                       monitor the Audit Committee’s members throughout the year to confirm that they all remain independent as required by the listing exchange rules; and

b.                                      consider whether any members of the Audit Committee have relationships with the Company that may create the appearance of a lack of independence, even though such relationships do not technically disqualify the person from being “independent”.

3.                                       Financial Literacy. Each member of the Audit Committee shall be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, and cash flow statement, at the time of his or her appointment to the Audit Committee.  As of December 15, 2003, at least one member of the Audit Committee shall meet the requirements of an “audit committee financial expert” (as defined by applicable Listing Exchange and SEC rules).  All members of the Audit Committee shall participate in continuing education programs if and as required by the rules and regulations of any Listing Exchange.

4.                                       Chair. Unless the Board elects a Chair of the Audit Committee, the Audit Committee shall elect a Chair by majority vote.

5.                                       Compensation. The compensation of Audit Committee members shall be as determined by the Board. No member of the Audit Committee may receive any compensation from the Company other than director’s fees.

6.                                       Selection and Removal. The Board shall appoint members of the Audit Committee and the Board may remove members of the Audit Committee from such committee, with or without cause.

C.                                    Authority and Responsibilities

General

The Audit Committee shall discharge its responsibilities, and shall assess the information provided by the Company’s management and the independent auditor, in accordance with its business judgment. Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company’s financial statements, for reviewing the Company’s unaudited interim financial statements, and for such other audit functions as outlined in the independent auditor’s letter of engagement.

Oversight of Independent Auditors

1.                                       Selection. The Audit Committee shall be solely and directly responsible for annually appointing the independent auditors to be proposed for stockholder approval. The Audit Committee is solely responsible for evaluating the independent auditor and, when necessary, terminating the independent auditor. The Audit committee may authorize the CEO to sign the engagement letter but only after the engagement has been reviewed and approved by the Audit Committee.

2.                                       Independence. The Audit Committee shall directly take, or recommend that the full Board take, appropriate action to oversee the independence of the independent auditor. In connection with this responsibility, the Audit Committee shall annually obtain and review a formal written statement from the independent auditor describing all relationships between the independent auditor and the Company, including the disclosures required by Independence Standards Board Standard No. 1. The Audit Committee shall actively engage in dialogue with the independent auditor concerning any disclosed relationships or services that might influence the objectivity and independence of the auditor. In addition, the Audit Committee shall:

a.                                       confirm the regulator rotation of the lead audit partner and reviewing partner as required by Section 203 of the Sarbanes-Oxley Act;

b.                                      confirm that the Chief Executive Officer (“CEO”), Chief Financial Officer (“CFO”), Controller and Chief Accounting Officer (or other persons serving in similar capacities) were not employed by the independent auditor, or if employed, did not participate in any capacity in the audit of the Company, in each case, during the one-year period preceding the date of initiation of the audit, as required by Section 206 of the Sarbanes-Oxley Act; and

c.                                       annually consider whether, in order to assure continuing auditor independence, there should be regular rotation of the independent audit firm.

3.                                       Compensation. The Audit Committee shall have sole and direct responsibility for setting the compensation of the independent auditor.  The Audit Committee shall inform the Board of any significant auditor fees to be incurred beyond the fees from the ordinary audit and tax services.  The Audit Committee is empowered, without further action by the Board, to cause the Company to pay the compensation of the independent auditor established by the Audit Committee.

4.                                       Engagement and Pre-approval of Services. The Audit Committee is responsible for the independent auditor engagement and shall pre-approve all audit services (which may entail providing comfort letters in connection with securities underwritings), and non-audit services (other than de minimus non-audit services as defined by the Sarbanes-Oxley Act and the applicable rules thereunder) to be provided to the Company by the independent auditor. The Audit Committee shall cause the Company to disclose in its SEC periodic reports the approval by the Audit Committee of any non-audit services performed by the independent auditor.

5.                                       Prohibited Services. The Audit Committee shall oversee the Company’s compliance with Section 201 of the Sarbanes-Oxley Act and shall not permit the engagement of the independent auditor for prohibited non-audit services, thereunder, including the following:

a.                                       bookkeeping or other services related to the accounting records or financial statements of the audit client;

b.                                      financial information systems design and implementation;

c.                                       appraisal or valuation services, fairness opinions or contribution-in-kind reports;

d.                                      actuarial services;

e.                                       internal audit outsourcing services;

f.                                         management functions or human resources;

g.                                      broker or dealer, investment adviser or investment banking services;

h.                                      legal services and expert services unrelated to the audit; and

i.                                          any other service that the Board determines, by regulation, is impermissible.

6.                                       Direct Report. The independent auditor shall report directly to the Audit Committee and the Audit Committee shall have sole and direct responsibility for overseeing the independent auditor, including resolution of disagreements between Company management and the independent auditor regarding financial reporting. In connection with its oversight role:

a.                                       The Audit Committee shall, from time to time, as appropriate, obtain and review the reports required to be made by the independent auditor pursuant to paragraph (k) of Section 10A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), regarding:

(i)                                     critical accounting policies and practices;

(ii)                                  alternative treatments of financial information within generally accepted accounting principles that have been discussed with Company management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

(iii)               other material written communications between the independent auditor and Company management.

b.                                      The Audit Committee shall also review with the independent auditor:

(i)                                     planning and staffing of the audit;

(ii)                                  the letter of management representations given to the outside auditor and inquire of the auditor whether any difficulties were encountered in obtaining the letter;

(iii)               audit problems or difficulties the independent auditor encountered in the course of the audit work and management’s response, including any restrictions on the scope of the independent auditor’s activities or on access to requested information and any significant disagreements with management;

(iv)              major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies;

(v)                                 analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; and

(vi)                              the effect of regulatory and accounting initiatives on the financial statements of the Company.

c.                                       The Audit Committee will review with the independent auditors, from time to time, as and when appropriate:

(i)                                     significant risks and/or uncertainties with respect to the quality, accuracy or fairness of presentation of the Company’s financial statements;

(ii)                                  recently disclosed problems with respect to the quality, accuracy or fairness of presentation of the financial statements of companies similarly situated to the Company and recommended actions which might be taken to prevent or mitigate the risk of problems at the Company arising from such matters;

(iii)                               any accounting adjustments that were noted or proposed by the auditor but were “passed” (as immaterial or otherwise);

(iv)                              any communications between the audit team and the audit firm’s national office respecting auditing or accounting issues presented by the engagement;

(v)                                 accounting for unusual transactions;

(vi)                              adjustments arising from audits that could have a significant impact on the Company’s financial reporting process; and

(vii)                           any recent SEC comments on the Company’s SEC reports, including, in particular, any unresolved or future-compliance comments.

d.                                      The Audit Committee shall inquire of the independent auditor concerning the quality, not just the acceptability, of the Company’s accounting determinations, particularly with respect to revenue, earnings, significant items subject to estimate, and other judgmental areas.  The Audit Committee shall also ask the independent auditor whether management’s choices of accounting principles and policies are, as a whole, in accordance with GAAP and whether there are other acceptable alternatives to the principles and policies applied by management.

e.                                       The Audit Committee shall promptly notify the Board of any significant issues brought to the attention of the Audit Committee by the independent auditor.

f.                                         The Audit Committee shall inform the independent auditor, Company management (including the CFO, and Controller) and the head of internal auditing that they should promptly contact the Audit Committee or its Chair about any significant issue or disagreement concerning the Company’s accounting practices or financial statements that is not resolved to their satisfaction.  If the Audit Committee Chairperson is contacted about such an issue, he or she shall; (i) confer with the independent auditor about the issue; (ii) notify the other members of the Audit Committee; and (iii) decide whether it is necessary for the Audit Committee to meet before its next scheduled meeting.

g.                                      The Audit Committee shall obtain and review a copy of the most recent independent auditor inspection report as issued by the Public Company Accounting Oversight Board pursuant to Section 104 of the Sarbanes-Oxley Act.

h.                                      The Audit Committee shall obtain from the independent auditor assurance that, if the independent auditor detects or becomes aware of any illegal act, the independent auditor will immediately and adequately inform the Audit Committee directly and provide the Audit Committee with a written report detailing the such illegal acts detected and any specific conclusions or recommendations for change with respect to such illegal acts.

i.                                          The Audit Committee shall discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding the Company’s financial statements or accounting policies.

Review of Audited Financial Statements

7.                                       Discussion of Audited Financial Statements. The Audit Committee shall review and discuss with the Company’s management and independent auditor the Company’s audited financial statements, including the matters about which Statement on Auditing Standards No. 61, “Communications with Audit Committees” - requires discussion.

8.                                       Recommendation to Board Regarding Financial Statements. The Audit Committee shall consider whether it will recommend to the Board that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K or Form 10-KSB, as applicable.

9.                                       Audit Committee Report. The Audit Committee shall prepare for inclusion where necessary in a proxy or information statement of the Company relating to an annual meeting of security holders at which directors are to be elected (or special meeting or written consents in lieu of such meeting), the report described in Item 306 of Regulation S-B or S-K, as applicable. The Audit Committee shall therein report to the stockholders, in such proxy or information statement, whether it has:

(i)                                     reviewed and discussed the audited financial statements with management;

(ii)                                  discussed with the independent auditors the matters required to be discussed under Statement on Auditing Standards No. 61, as may be modified or supplemented;

(iii)                               received written disclosures from the outside auditor regarding independence as required by Independence Standards Board Standard No. 1, as may be modified and supplemented, and has discussed with the independent auditors the auditor’s independence; and

(iv)                              based on the discussions referred to in Section 9(i)-(iii) above, recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K or Form 10-KSB, as applicable, for the last fiscal year for filing with the Securities and Exchange Commission.

Review of Other Financial Disclosures

10.                                 Independent Auditor Review of Interim Financial Statements. The Audit Committee shall direct the independent auditor to perform all reviews of interim financial information prior to disclosure by the Company of such information and to discuss promptly with the Audit Committee and the CFO any matters identified in connection with the auditor’s review of interim financial information which are required to be discussed by Statement on Auditing Standards Nos. 61, 71 and 90. The Audit Committee shall direct management to seek Audit Committee consent in the event that the Company proposes to disclose interim financial information before completion of the independent auditor’s review of interim financial information.

11.                                 Earnings Release and Other Financial Information.  The Audit Committee shall review and discuss generally Company policy as to the type of information to be disclosed in the Company’s earnings press releases and other presentations (including any use of “pro forma” or “adjusted” non-GAAP, information), as well as in financial information and earnings guidance provided to analysts, rating agencies and others to facilitate fair accurate and transparent financial disclosure and compliance with applicable statutory and regulatory requirements. In addition, the Audit Committee shall review earnings releases before their issuance.

12.                                 Quarterly Financial Statements.  The Audit Committee shall discuss the results of the SAS 71 “Interim Financial Information” review performed by the independent auditor. The Audit Committee shall also discuss with the Company’s management and independent auditor the Company’s quarterly financial statements, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”. This discussion and review shall take place before the filing of the Form 10-Q or 10-QSB, as applicable.

13.                                 Tax Reporting The Audit Committee shall inquire as to: (i) the status of the Company’s tax returns; (ii) whether there are any significant items that have been or might be disputed by the respective jurisdictional taxing authorities; and (iii) inquire about the status of related tax reserves.

Controls and Procedures

14.                                 Oversight. The Audit Committee shall coordinate the Board of Director’s oversight of the Company’s internal accounting controls, the Company’s disclosure controls and procedures and the Company’s code of conduct. The Audit Committee shall therefore:

a.                                       receive and review the reports of the CEO and CFO required by Section 302 of the Sarbanes-Oxley Act (and the applicable rules there under) and Rule 13a-14 of the Exchange Act.  Section 302 of the Sarbanes-Oxley Act requires, among other things, that the CEO and CFO to certify that they have disclosed to the Audit Committee:

(i)                                     all significant deficiencies in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data and have identified for the Company’s auditors any material weaknesses in internal controls; and

(ii)                                  any fraud, whether material or not material, that involves management or other employees who have a significant role in the Company’s internal controls.

b.                                      Receive and review the reports on internal accounting controls contemplated by Sections 103 and 404 of the Sarbanes-Oxley Act.

c.                                       Obtain reports from management and the Company’s senior internal auditing executive, that the Company is in conformity with applicable legal requirements and the Company’s code of conduct. To the extent applicable, inquiries shall be made of the independent auditor regarding the independent auditor’s awareness, if any, of violations of applicable legal requirements or violations of the Company’s code of conduct.

d.                                      Review reports and disclosures of insider and affiliated party transactions.

e.                                       Advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and with the Company’s code of conduct.

f.                                         Discuss with the Company’s General Counsel, if applicable, and, where appropriate, outside counsel, legal matters, regulatory proceedings, and current and pending litigation that may have a material impact on the Company’s financial statements, compliance policies, or corporate governance.

g.                                      Review in-house policies and procedures for regular review of officers’ expenses and perquisites, including use of corporate assets.

h.                                      Review any unusual accounting issues that the Company intends to discuss with the SEC’s accounting staff prior to when management contacts the SEC so as to provide the SEC with the Audit Committee’s position on the Company’s proposed accounting treatment as directed in the SEC’s “Guidance for Consulting with the Office of the Chief Accountant”.

15.                                 Procedures for Complaints. The Audit Committee shall establish procedures for:

a.                                       the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters;

b.                                      the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters; and

c.                                       periodically reviewing the complaint procedures to confirm that they can operate effectively.

16.                                 Related-Party Transactions. The Audit Committee shall review all related party transactions on an ongoing basis and all such transactions must be approved by the Audit Committee.

17.                                 Quality-Control Report. At least annually, the Audit Committee shall obtain and review a report by the independent auditor describing:

a.                                       the firm’s internal quality control procedures; and

b.                                      any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues.

18.                                 Risk Management. The Audit Committee shall discuss the Company’s policies with respect to risk assessment and risk management, including guidelines and policies to govern the process by which the Company’s exposure to risk is handled, the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

19.                                 Additional Powers. The Audit Committee shall have the authority to utilize additional outside accountants, attorneys, or other advisors to assist the Audit Committee in special circumstances. The Audit Committee shall have such other duties as may be delegated from time to time by the Board.

D.                                    Procedures and Administration

1.                                       Meetings. The Audit Committee shall meet as necessary to discharge its responsibilities but it shall meet at least quarterly, prior to the filing of the interim quarterly reports and annual report. The Audit Committee shall meet quarterly, in private sessions with the independent auditors to discuss pertinent matters, including the quality of management and financial personnel, and any management restrictions on the scope of the audit examination, or other matters that should be discussed with the Audit Committee. The Audit Committee, at least annually, shall meet separately with (i) Company management and (ii) as applicable, the Company personnel comprising the internal audit.  The Audit Committee shall keep minutes of its meetings as it shall deem appropriate to accurately describe the issues considered by the Audit Committee and the Audit Committee’s final due care determination of how to proceed.

2.                                       Subcommittees. The Audit Committee may form and delegate authority to one or more subcommittees (including a subcommittee consisting of a single member), as it deems appropriate from time to time under the circumstances. Any decision of a subcommittee to pre-approve audit or non-audit services shall be presented to the full Audit Committee at its next scheduled meeting.

3.                                       Reports to Board. The Audit Committee shall report regularly to the Board and review with the Board any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s independent auditors or the performance of the internal audit function.

4.                                       Independent Advisors. The Audit Committee shall have the authority to engage and determine funding for such independent legal, accounting, and other advisors as it deems necessary or appropriate to carry out its responsibilities. Such independent advisors may be the regular advisors to the Company. The Audit Committee is empowered, without further action by the Board, to cause the Company to pay the compensation of such advisors as established by the Audit Committee.

5.                                       Investigations. The Audit Committee shall have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of the Company to meet with the Audit Committee or any advisors engaged by the Audit Committee.

6.                                       Funding. The Audit Committee is empowered, without further action by the Board, to cause the Company to pay the ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

7.                                       Annual Self-Evaluation. At least annually, the Audit Committee shall evaluate its own performance and composition.

8.                                       Charter. The Audit Committee shall provide to management and the outside auditors a copy of the Audit Committee charter to communicate the intended responsibilities and relationships between the Company’s outside auditors, management, the Audit Committee and the Board as representatives of the stockholders. At least annually, the Audit Committee shall review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

Appendix C

SENESCO TECHNOLOGIES, INC.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

A.            Purpose

The purpose of the Nominating and Corporate Governance Committee is to:

•                                          recommend to the Board the persons to be nominated for election as directors at any meeting of stockholders;

•                                          develop and recommend to the Board a set of corporate governance principles applicable to the Company; and

•                                          oversee the evaluation of the Board.

B.            Structure and Membership

1.                                       Number.  The Nominating and Corporate Governance Committee shall consist of such number of directors as the Board shall from time to time determine.

2.                                       Independence.  Except as otherwise permitted by the applicable rules of the American Stock Exchange, LLC, each member of the Nominating and Corporate Governance Committee shall be an “independent director” as defined by such rules.

3.                                       Chair.  Unless the Board elects a Chair of the Nominating and Corporate Governance Committee, the Committee shall elect a Chair by majority vote.

4.                                       Compensation.  The compensation of Nominating and Corporate Governance Committee members shall be as determined by the Board.

5.                                       Selection and Removal.  Members of the Nominating and Corporate Governance Committee shall be appointed by the Board.  The Board may remove members of the Nominating and Corporate Governance Committee from such Committee, with or without cause.

C.            Authority and Responsibilities

General

The Nominating and Corporate Governance Committee shall discharge its responsibilities, and shall assess the information provided by the Company’s management, in accordance with its business judgment.

Board and Committee Membership

1.                                       Selection of Director Nominees.  Except where the Company is legally required by contract, bylaw or otherwise to provide third parties with the right to nominate directors, the Nominating and Corporate Governance Committee shall be responsible for recommending to the Board the nominees for election as directors at any meeting of stockholders and the persons to be elected by the Board to fill any vacancies on the Board.  In making such recommendations, the Committee shall consider candidates proposed by stockholders.  The Committee shall review and evaluate information available to it regarding candidates proposed by stockholders and shall apply the same criteria, and shall follow substantially the same process in considering them, as it does in considering other candidates.

2.                                       Criteria for Selecting Directors.  The Board’s criteria for selecting directors are as set forth in the Company’s Corporate Governance Guidelines.  The Nominating and Corporate Governance Committee shall use such criteria and the principles set forth in such Guidelines to guide its director selection process.  The Committee shall be responsible for reviewing with the Board, on an annual basis, the requisite skills and criteria for new Board members as well as the composition of the Board as a whole.  The Committee may adopt, and periodically review and revise as it deems appropriate, procedures regarding director candidates proposed by stockholders.

3.                                       Search Firms. The Nominating and Corporate Governance Committee shall have the authority to retain and terminate any search firm to be used to identify director nominees, upon prior consent of the Board.

4.                                       Selection of Committee Members.  The Nominating and Corporate Governance Committee shall be responsible for recommending to the Board the directors to be appointed to each committee of the Board.

Corporate Governance

5.                                       Corporate Governance Guidelines.  The Nominating and Corporate Governance Committee shall develop and recommend to the Board a set of Corporate Governance Guidelines applicable to the Company.  The Committee shall, from time to time as it deems appropriate, review and reassess the adequacy of such Corporate Governance Guidelines and recommend any proposed changes to the Board for approval.

Evaluation of the Board; Succession Planning

6.                                       Evaluation of the Board.  The Nominating and Corporate Governance Committee shall be responsible for overseeing an annual self-evaluation of the Board to determine whether it and its committees are functioning effectively.  The Committee shall determine the nature of the evaluation, supervise the conduct of the evaluation and prepare an assessment of the Board’s performance, to be discussed with the Board.

7.                                       Succession of Senior Executives.  The Nominating and Corporate Governance Committee shall oversee an annual review by the Board on succession planning, which shall include transitional leadership in the event of an unplanned vacancy.

8.                                       Additional Powers.  The Nominating and Corporate Governance Committee shall have such other duties as may be delegated from time to time by the Board of Directors.

D.            Procedures and Administration

1.                                       Meetings.  The Nominating and Corporate Governance Committee shall meet as often as it deems necessary in order to perform its responsibilities.  The Committee shall keep such records of its meetings as it shall deem appropriate.

2.                                       Subcommittees.  The Nominating and Corporate Governance Committee may form and delegate authority to one or more subcommittees (including a subcommittee consisting of a single member), as it deems appropriate from time to time under the circumstances.

3.                                       Reports to the Board.  The Nominating and Corporate Governance Committee shall report regularly to the Board.

4.                                       Charter.  The Nominating and Corporate Governance Committee shall, from time to time as it deems appropriate, review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

5.                                       Independent Advisors.  The Nominating and Corporate Governance Committee shall have the authority to engage such independent legal and other advisors as it deems necessary or appropriate to carry out its responsibilities upon consent of the Board.  Such independent advisors may be the regular advisors to the Company.

6.                                       Investigations.  The Nominating and Corporate Governance Committee shall have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of the Company to meet with the Committee or any advisors engaged by the Committee.

7.                                       Annual Self-Evaluation.  At least annually, the Nominating and Corporate Governance Committee shall evaluate its own performance.

SENESCO TECHNOLOGIES, INC.

CORPORATE GOVERNANCE GUIDELINES

The Board of Directors (the “Board”) of Senesco Technologies, Inc. (the “Company”) has adopted the following Corporate Governance Guidelines (the “Guidelines”) to assist the Board in the exercise of its duties and responsibilities and to serve the best interests of the Company and its stockholders.  The Guidelines should be applied in a manner consistent with all applicable laws and stock exchange rules and the Company’s charter and bylaws, each as amended and in effect from time to time.  The Guidelines provide a framework for the conduct of the Board’s business.  The Board may modify or make exceptions to the Guidelines from time to time in its discretion and consistent with its duties and responsibilities to the Company and its stockholders.

A.            Director Responsibilities

1.                                       Oversee Management of the Company.  The principal responsibility of the directors is to oversee the management of the Company and, in so doing, serve the best interests of the Company and its stockholders.  This responsibility includes:

•                  Reviewing and approving fundamental operating, financial and other corporate plans, strategies and objectives.

•                  Evaluating the performance of the Company and its senior executives and taking appropriate action, including removal, when warranted.

•                  Evaluating the Company’s compensation programs on a regular basis and determining the compensation of its senior executives.

•                  Requiring, approving and implementing senior executive succession plans.

•                  Evaluating whether corporate resources are used only for appropriate business purposes.

•                  Establishing a corporate environment that promotes timely and effective disclosure (including robust and appropriate controls, procedures and incentives), fiscal accountability, high ethical standards and compliance with all applicable laws and regulations.

•                  Reviewing and approving material transactions and commitments not entered into in the ordinary course of business.

•                  Developing a corporate governance structure that allows and encourages the Board to fulfill its responsibilities.

•                  Providing advice and assistance to the Company’s senior executives.

•                  Evaluating the overall effectiveness of the Board and its committees.

2.                                       Exercise Business Judgment.  In discharging their fiduciary duties of care, loyalty and candor, directors are expected to exercise their business judgment to act in what they reasonably believe to be the best interests of the Company and its stockholders.

3.                                       Understand the Company and its Business.  Directors have an obligation to become and remain informed about the Company and its business, including the following:

•                  The principal operational and financial objectives, strategies and plans of the Company.

•                  The results of operations and financial condition of the Company and of significant subsidiaries and business segments.

•                  The relative standing of the business segments within the Company and vis-à-vis competitors.

•                  The factors that determine the Company’s success.

•                  The risks and problems that affect the Company’s business and prospects.

4.                                       Establish Effective Systems.  Directors are responsible for determining that effective systems are in place for the periodic and timely reporting to the Board on important matters concerning the Company, including the following:

•                  Current business and financial performance, the degree of achievement of approved objectives and the need to address forward-planning issues.

•                  Future business prospects and forecasts, including actions, facilities, personnel and financial resources required to achieve forecasted results.

•                  Financial statements, with appropriate segment or divisional breakdowns.

•                  Compliance programs to assure the Company’s compliance with law and corporate policies.

•                  Material litigation and governmental and regulatory matters.

•                  Monitoring and, where appropriate, responding to communications from stockholders.

Directors should also periodically review the integrity of the Company’s internal control and management information systems.

5.                                       Board, Stockholder and Committee Meetings.  Directors are responsible for attending Board meetings, meetings of committees on which they serve and the annual meeting of stockholders, and devoting the time needed, and meeting as frequently as necessary, to discharge their responsibilities properly.

6.                                       Reliance on Management and Advisors; Indemnification.  The directors are entitled to rely on the Company’s senior executives, board committee reports and its outside advisors, auditors and legal counsel, except to the extent that any such person’s integrity, honesty or competence is in doubt.  The directors are also entitled to Company-provided indemnification, statutory exculpation and directors’ and officers’ liability insurance.

B.            Director Qualification Standards

1.                                             Independence.  Except as may otherwise be permitted by NYSE rules, a majority of the members of the Board shall be independent directors.  To be considered independent:  (1) a director must be independent as determined under Section 121(A) of the American Stock Exchange Listed Company Guide and (2) in the Board’s judgment, the director must not have a material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company) that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

In addition, ownership of a significant amount of the Company’s stock, by itself, does not constitute a material relationship.

For relationships not covered by the guidelines set forth above, the determination of whether a material relationship exists shall be made by the other members of the Board of Directors who are independent as defined above.

2.                                       Size of the Board.  The Board currently has seven members.  The Board believes this is an appropriate size given the Company’s present circumstances, but that a smaller or larger Board may be appropriate at any given time, depending on circumstances and changes in the Company’s business.

3.                                       Other Directorships.  A director shall limit the number of other public company boards on which he or she serves so that he or she is able to devote adequate time to his or her duties to the Company, including preparing for and attending meetings.  Directors should advise the Chairman of the Board and the Chairman of the Nominating and Corporate Governance Committee in advance of accepting an invitation to serve on another public company board.  Service on boards and/or committees of other organizations shall comply with the Company’s conflict of interest policies.

4.                                       Tenure.  The Board does not believe it should establish term limits.  Term limits could result in the loss of directors who have been able to develop, over a period of time, increasing insight into the Company and its operations and an institutional memory that benefit the entire membership of the Board as well as management.  As an alternative to term limits, the Nominating and Corporate Governance Committee shall review each director’s continuation on the Board at least once every three years.  This will allow each director the opportunity to conveniently confirm his or her desire to continue as a member of the Board and allow the Company to conveniently replace directors who are no longer interested or effective.

5.                                       Retirement.  Any director who reaches the age of 75 while serving as a director will retire from the Board effective at the end of his or her then current term.

6.                                       Lead Director.  The Chairman of the Board shall serve as “Lead Director.”  The Lead Director, shall:

•                  Chair any meeting of the non-management or independent directors in executive session;

•                  Meet with any director who is not adequately performing his or her duties as a member of the Board or any committee;

•                  Facilitate communications between other members of the Board and the Chief Executive Officer; however, each director is free to communicate directly with the Chief Executive Officer; and

•                  Otherwise consult with the Chief Executive Officer on matters relating to corporate governance and Board performance.

7.                                       Separation of the Offices of Chairman and Chief Executive Officer.  The offices of Chairman of the Board and Chief Executive Officer should be separate and the Chairman of the Board should be selected from among the independent directors.

8.                                       Selection of New Director Candidates.  Except where the Company is legally required by contract, bylaw or otherwise to provide third parties with the AMEX right to nominate directors, the Nominating and Corporate Governance Committee shall be responsible for (i) identifying individuals qualified to become Board members, consistent with criteria approved by the Board, and (ii) recommending to the Board the persons to be nominated for election as directors at any meeting of stockholders and the persons to be elected by the Board to fill any vacancies on the Board.  Director nominees shall be considered for recommendation by the Nominating and Corporate Governance Committee in accordance with these Guidelines, the policies and principles in its charter and the criteria set forth in Attachment A to these Guidelines.  It is expected that the Nominating and Corporate Governance Committee will have direct input from the Chairman of the Board and the Chief Executive Officer.

9.                                       Extending the Invitation to a New Director Candidate to Join the Board.  The invitation to join the Board should be extended by the Chairman of the Board, on behalf of the Board, and the Chairman of the Nominating and Corporate Governance Committee, on behalf of such Committee.  Unauthorized approaches to prospective directors can be premature, embarrassing and harmful.

10.                                 Change of Responsibility of Director.  The Board believes that any director who retires from his or her principal current employment, or who materially changes his or her current position, should offer to tender his or her resignation to the Board.  The Nominating and Corporate Governance Committee shall then recommend to the Board whether the Board should accept the resignation based on a review of whether the individual continues to satisfy the Board’s membership criteria in light of his or her new status.

11.                                 Former Chief Executive Officer’s Board Membership.  The Board believes that the continuation of a former Chief Executive Officer of the Company on the Board is a matter to be decided in each individual instance by the Board, upon recommendation of the Nominating and Corporate Governance Committee.  Accordingly, when the Chief Executive Officer ceases to serve in that position, he or she will be expected to resign from the Board if so requested by the Board, upon recommendation of the Nominating and Corporate Governance Committee.

C.            Board Meetings

1.                                       Selection of Agenda Items.  The Chairman of the Board shall approve the agenda for each Board meeting.  Each Board member is free to suggest the inclusion of agenda items and is free to raise at any Board meeting subjects that are not on the agenda for that meeting.

2.                                       Frequency and Length of Meetings.  The Chairman of the Board, in consultation with the members of the Board, shall determine the frequency and length of the Board meetings.  Special meetings may be called from time to time as determined by the needs of the business.

3.                                       Advance Distribution of Materials.  Information and data that are important to the Board’s understanding of the business to be conducted at a Board or committee meeting should generally be distributed in writing to the directors before the meeting, and directors should review these materials in advance of the meeting.  The Board acknowledges that certain items to be discussed at a Board or committee meeting may be of an extremely confidential or time-sensitive nature and that the distribution of materials on these matters prior to meetings may not be appropriate or practicable.  Presentations made at Board meetings should do more than summarize previously distributed Board meeting materials.

4.                                       Executive Sessions.  The independent directors, as defined by the rules of the American Stock Exchange, shall meet in executive session at least quarterly to discuss, among other matters, the performance of the Chief Executive Officer.  The non-management directors will meet in executive session at other times at the request of any non-management director.  Absent unusual circumstances, these sessions shall be held in conjunction with regular Board meetings.  The director who presides at these meetings shall be the Lead Director.

5.                                       Attendance of Non-Directors at Board Meetings.  The Board encourages the senior executives of the Company to, from time to time, bring Company personnel into Board meetings who (i) can provide additional insight into the items being discussed because of personal involvement in these areas or (ii) appear to be persons with future potential who should be given exposure to the Board.

D.            Board Committees

1.                                       Key Committees.  The Board shall have at all times an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee.  Each such committee shall have a charter that has been approved by the Board.  The Board may, from time to time, establish or maintain additional committees as necessary or appropriate.

2.                                       Assignment and Rotation of Committee Members.  The Nominating and Corporate Governance Committee shall be responsible for recommending to the Board the directors to be appointed to each committee of the Board.  Except as otherwise permitted by the applicable rules of the American Stock Exchange, each member of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee shall be an “independent director” as defined by such rules.

3.                                       Committee Charters.  In accordance with the applicable rules of the American Stock Exchange, the charters of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee shall set forth the purposes, goals and responsibilities of the committees as well as qualifications for committee membership, procedures for committee member appointment and removal, committee structure and operations and committee reporting to the Board.  The Board shall, from time to time as it deems appropriate, review and reassess the adequacy of each charter and make appropriate changes.

4.                                       Selection of Agenda Items.  The chairman of each committee, in consultation with the committee members, shall develop the committee’s agenda.  At the beginning of the fiscal year each committee shall establish a schedule of subjects to be discussed during the year (to the extent practicable).  The schedule for each committee meeting shall be furnished to all directors.

5.                                       Frequency and Length of Committee Meetings.  The chairman of each committee, in consultation with the committee members, shall determine the frequency and length of the committee meetings consistent with any requirements set forth in the committee’s charter.  Special meetings may be called from time to time as determined by the needs of the business and the responsibilities of the committees.

E.             Director Access to Management and Independent Advisors

1.                                       Access to Officers and Employees.  Directors have full and free access to officers and employees of the Company.  Any meetings or contacts that a director wishes to initiate may be arranged through the Chief Executive Officer or the Secretary or directly by the director.  The directors shall use their judgment to ensure that any such contact is not disruptive to the business operations of the Company and shall, to the extent appropriate, copy the Chief Executive Officer on any written communications between a director and an officer or employee of the Company.

2.                                       Access to Independent Advisors.  The Board and each committee have the power to hire and consult with independent legal, financial or other advisors for the benefit of the Board or such committee, as they may deem necessary, upon prior consent of the Board. Such independent advisors may be the regular advisors to the Company.

F.             Director Compensation

1.                                       Role of Board and Compensation Committee.  The form and amount of director compensation shall be determined by the Board in accordance with the policies and principles set forth below.  The Compensation Committee shall conduct an annual review of the compensation of the Company’s directors.  The Compensation Committee shall consider that questions as to directors’ independence may be raised if director compensation and perquisites exceed customary levels, if the Company makes substantial charitable contributions to organizations with which a director is affiliated or if the Company enters into consulting contracts or business arrangements with (or provides other indirect forms of compensation to) a director or an organization with which the director is affiliated.

2.                                       Form of Compensation.  The Board believes that directors should be incentivized to focus on long-term stockholder value.  Including equity as part of director compensation helps align the interest of directors with those of the Company’s stockholders.

3.                                       Amount of Consideration.  The Company seeks to attract exceptional talent to its Board.  Therefore, the Company’s policy is to compensate directors at least competitively relative to comparable companies.  The Company’s management shall, from time to time, present a comparison report to the Board, comparing the Company’s director compensation with that of comparable companies.  The Board believes that it is appropriate for the Chairman of the Board and the chairmen and members of the committees to receive additional compensation for their services in those positions.

4.                                       Director Stock Ownership.  The Board believes that each director should acquire and hold shares of Company stock in an amount that is meaningful and appropriate to such director.  Therefore, the Board shall establish a meaningful target for stock ownership by each director and a time period during which this target is to be met.

5.                                       Employee Directors.  Directors who are also employees of the Company shall receive no additional compensation for Board or committee service.

G.            Director Orientation and Continuing Education

1.                                       Director Orientation.  The Chairman of the Board, or his designee, and the Company’s management shall conduct an orientation for new directors.  The orientation shall include presentations by management to familiarize new directors with the Company’s strategic plans, its significant financial, accounting and risk management issues, its compliance programs, its code of business conduct and ethics, its principal officers, its internal and independent auditors and its outside legal advisors.  In addition, the orientation shall include a review of the Company’s expectations of its directors in terms of time and effort, a review of the directors’ fiduciary duties and visits to Company headquarters and, to the extent practical, certain of the Company’s significant facilities.  All other directors are also invited to attend the orientation program.

2.                                       Continuing Education.  Each director is expected to be involved in continuing director education on an ongoing basis to enable him or her to better perform his or her duties and to recognize and deal appropriately with issues that arise.  The Company shall pay all reasonable expenses related to continuing director education.

H.            Management Evaluation and Succession

1.                                       Selection of Chief Executive Officer.  The Board selects the Company’s Chief Executive Officer in the manner that it determines to be in the best interests of the Company’s stockholders.

2.                                       Evaluation of Senior Executives.  The Compensation Committee shall be responsible for overseeing the evaluation of the Company’s senior executives.  In conjunction with the Audit Committee, in the case of the evaluation of the senior financial executives, the Compensation Committee shall determine the nature and frequency of the evaluation and the persons subject to the evaluation, supervise the conduct of the evaluation and prepare assessments of the performance of the Company’s senior executives, to be discussed with the Board periodically.  The Board shall review the assessments to ensure that the senior executives are providing the best leadership for the Company over both the long- and short-term.

3.                                       Succession of Senior Executives.  The Nominating and Corporate Governance Committee shall be responsible for overseeing an annual evaluation of succession planning.

I               Annual Performance Evaluation of the Board

The Nominating and Corporate Governance Committee shall oversee an annual self-evaluation of the Board to determine whether it and its committees are functioning effectively.  The Nominating and Corporate Governance Committee shall determine the nature of the evaluation, supervise the conduct of the evaluation and prepare an assessment of the Board’s performance, to be discussed with the Board.  The purpose of this process is to improve the effectiveness of the Board and its committees and not to target individual Board members.

J.             Board Interaction with Stockholders, Institutional Investors, the Press, Customers, Etc.

The Board believes that the Chief Executive Officer and his or her designees speak for the Company.  Individual Board members may, from time to time, meet or otherwise communicate with various constituencies that are involved with the Company.  It is, however, expected that Board members would do so with the knowledge of and, absent unusual circumstances or as contemplated by the committee charters, only at the request of the Company’s senior executives.

The Board will give appropriate attention to written communications that are submitted by stockholders and other interested parties, and will respond if and as appropriate.  Absent unusual circumstances or as contemplated by the committee charters, the Chairman of the Board (if an independent director), or the Lead Director (if one is appointed), or otherwise the Chairman of the Nominating and Corporate Governance Committee shall, subject to advice and assistance from the General Counsel, (1) be primarily responsible for monitoring communications from shareholders and other interested parties, and (2) provide copies or summaries of such communications to the other directors as he or she considers appropriate.

K.            Periodic Review of the Corporate Governance Guidelines

The Nominating and Corporate Governance Committee shall, from time to time as it deems appropriate, review and reassess the adequacy of these Guidelines and recommend any proposed changes to the Board for approval.

Senesco Technologies, Inc.

Attachment A to Corporate Governance Guidelines

CRITERIA FOR NOMINATION AS A DIRECTOR

General Criteria

1.                                       Nominees should have a reputation for integrity, honesty and adherence to high ethical standards.

2.                                       Nominees should have demonstrated business acumen, experience and ability to exercise sound judgments in matters that relate to the current and long-term objectives of the Company and should be willing and able to contribute positively to the decision-making process of the Company.

3.                                       Nominees should have a commitment to understand the Company and its industry and to regularly attend and participate in meetings of the Board and its committees.

4.                                       Nominees should have the interest and ability to understand the sometimes conflicting interests of the various constituencies of the Company, which include stockholders, employees, customers, governmental units, creditors and the general public, and to act in the interests of all stockholders.

5.                                       Nominees should not have, nor appear to have, a conflict of interest that would impair the nominee’s ability to represent the interests of all the Company’s stockholders and to fulfill the responsibilities of a director.

6.                                       Nominees shall not be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law.  The value of diversity on the Board should be considered.

7.                                       Nominees should normally be able to serve for at least five years before reaching the age of 75.

Application of Criteria to Existing Directors

The renomination of existing directors should not be viewed as automatic, but should be based on continuing qualification under the criteria set forth above.  In addition, the Nominating and Corporate Governance Committee shall consider the existing directors’ performance on the Board and any committee, which shall include consideration of the extent to which the directors undertook continuing director education.

Criteria for Composition of the Board

The backgrounds and qualifications of the directors considered as a group should provide a significant breadth of experience, knowledge and abilities that shall assist the Board in fulfilling its responsibilities.

Appendix D

SENESCO TECHNOLOGIES, INC.

CODE OF BUSINESS CONDUCT AND ETHICS

This Code of Business Conduct and Ethics (this “Code”) sets forth legal and ethical standards of conduct for directors, officers and employees of Senesco Technologies, Inc., a Delaware corporation (the “Company”).  This Code is intended to deter wrongdoing and to promote the conduct of all Company business in accordance with high standards of integrity and in compliance with all applicable laws and regulations.  This Code applies to the Company and all of its subsidiaries and other business entities controlled by it worldwide.

If you have any questions regarding this Code or its application to you in any situation, you should contact your supervisor or the Company’s Chief Executive Officer.

Compliance with Laws, Rules and Regulations

The Company requires that all employees, officers and directors comply with all laws, rules and regulations applicable to the Company wherever it does business.  You are expected to use good judgment and common sense in seeking to comply with all applicable laws, rules and regulations and to ask for advice when you are uncertain about them.

If you become aware of the violation of any law, rule or regulation by the Company, whether by its officers, employees, directors, or any third party doing business on behalf of the Company, it is your responsibility to promptly report the matter to your supervisor, the Company’s Chief Executive Officer or the Chairman of the Board of Directors.  While it is the Company’s desire to address matters internally, nothing in this Code should discourage you from reporting any illegal activity, including any violation of the securities laws, antitrust laws, environmental laws or any other federal, state or foreign law, rule or regulation, to the appropriate regulatory authority.  Employees, officers and directors shall not discharge, demote, suspend, threaten, harass or in any other manner discriminate or retaliate against an employee because he or she reports any such violation, unless it is determined that the report was made with knowledge that it was false.  This Code should not be construed to prohibit you from testifying, participating or otherwise assisting in any state or federal administrative, judicial or legislative proceeding or investigation.

Conflicts of Interest

Employees, officers and directors must act in the best interests of the Company.  You must refrain from engaging in any activity or having a personal interest that presents a “conflict of interest.”  A conflict of interest occurs when your personal interest interferes, or appears to interfere, with the interests of the Company.  A conflict of interest can arise whenever you, as an officer, director or employee, take action or have an interest that prevents you from performing your Company duties and responsibilities honestly, objectively and effectively.

For example:

•                  No employee, officer or director shall perform services as a consultant, employee, officer, director, advisor or in any other capacity for, or have a financial interest in, a direct competitor of the Company, other than services performed at the request of the Company and other than a financial interest representing less than one percent (1%) of the outstanding shares of a publicly-held company; and

•                  No employee, officer or director shall use his or her position with the Company to influence a transaction with a supplier or customer in which such person has any personal interest, other than a financial interest representing less than one percent (1%) of the outstanding shares of a publicly-held company.

It is your responsibility to disclose any material transaction or relationship that reasonably could be expected to give rise to a conflict of interest to the Company’s Chief Executive Officer or, if you are an executive officer or director, to the Board of Directors, who shall be responsible for determining whether such transaction or relationship constitutes a conflict of interest.

Insider Trading

Employees, officers and directors who have material non-public information about the Company or other companies, including our suppliers and customers, as a result of their relationship with the Company are prohibited by law and Company policy from trading in securities of the Company or such other companies, as well as from communicating such information to others who might trade on the basis of that information.  To help ensure that you do not engage in prohibited insider trading and avoid even the appearance of an improper transaction, the Company has adopted an Insider Trading Policy, which is available at the Company’s principal offices.

If you are uncertain about the constraints on your purchase or sale of any Company securities or the securities of any other company that you are familiar with by virtue of your relationship with the Company, you should consult with the Company’s Chief Financial Officer or corporate counsel before making any such purchase or sale.

Confidentiality

Employees, officers and directors must maintain the confidentiality of confidential information entrusted to them by the Company or other companies, including our suppliers and customers, except when disclosure is authorized by a supervisor or legally mandated.  Unauthorized disclosure of any confidential information is prohibited.  Additionally, employees should take appropriate precautions to ensure that confidential or sensitive business information, whether it is proprietary to the Company or another company, is not communicated within the Company except to employees who have a need to know such information to perform their responsibilities for the Company.

Third parties may ask you for information concerning the Company.  Employees, officers and directors (other than the Company’s authorized spokespersons) must not discuss internal Company matters with, or disseminate internal Company information to, anyone outside the Company, except as required in the performance of their Company duties and after an appropriate confidentiality agreement is in place.  This prohibition applies particularly to inquiries concerning the Company from the media, market professionals (such as securities analysts, institutional investors, investment advisers, brokers and dealers) and security holders.  All responses to inquiries on behalf of the Company must be made only by the Company’s authorized spokespersons.  If you receive any inquiries of this nature, you must decline to comment and refer the inquirer to your supervisor or one of the Company’s authorized spokespersons.  The Company’s policies with respect to public disclosure of internal matters are described more fully in the Company’s Disclosure Policy, which is available at the Company’s principal offices.

You also must abide by any lawful obligations that you have to your former employer.  These obligations may include restrictions on the use and disclosure of confidential information, restrictions on the solicitation of former colleagues to work at the Company and non-competition obligations.

Failure to adhere to the requirements set forth above will result in action taken by the Company, as determined by the Board of Directors in its sole discretion.

Honest and Ethical Conduct and Fair Dealing

Employees, officers and directors should endeavor to deal honestly, ethically and fairly with the Company’s suppliers, customers, competitors and employees.  Statements regarding the Company’s products and services must not be untrue, misleading, deceptive or fraudulent.  You must not take unfair advantage of anyone through manipulation, concealment, abuse of privileged information, misrepresentation of material facts or any other unfair-dealing practice.

Protection and Proper Use of Corporate Assets

Employees, officers and directors should seek to protect the Company’s assets.  Theft, carelessness and waste have a direct impact on the Company’s financial performance.  Employees, officers and directors must use the Company’s assets and services solely for legitimate business purposes of the Company and not for any personal benefit or the personal benefit of anyone else.

Employees, officers and directors must advance the Company’s legitimate interests when the opportunity to do so arises.  You must not take for yourself personal opportunities that are discovered through your position with the Company or the use of property or information of the Company.

Gifts and Gratuities

The use of Company funds or assets for gifts, gratuities or other favors to employees or government officials is prohibited, except to the extent such gifts are in compliance with applicable law, nominal in amount and not given in consideration or expectation of any action by the recipient.

Employees, officers and directors must not accept, or permit any member of his or her immediate family to accept, any gifts, gratuities or other favors from any customer, supplier or other person doing or seeking to do business with the Company, other than items of nominal value.  Any gifts that are not of nominal value should be returned immediately and reported to your supervisor.  If immediate return is not practical, they should be given to the Company for charitable disposition or such other disposition as the Company believes appropriate in its sole discretion.

Common sense and moderation should prevail in business entertainment engaged in on behalf of the Company.  Employees, officers and directors should provide, or accept, business entertainment to or from anyone doing business with the Company only if the entertainment is infrequent, modest and intended to serve legitimate business goals.

Bribes and kickbacks are criminal acts, strictly prohibited by law.  You must not offer, give, solicit or receive any form of bribe or kickback anywhere in the world.

Accuracy of Books and Records and Public Reports

Employees, officers and directors must honestly and accurately report all business transactions.  You are responsible for the accuracy of your records and reports.  Accurate information is essential to the Company’s ability to meet legal and regulatory obligations.

All Company books, records and accounts shall be maintained in accordance with all applicable regulations and standards and accurately reflect the true nature of the transactions they record.  The financial statements of the Company shall conform to generally accepted accounting rules and the Company’s accounting policies.  No undisclosed or unrecorded account or fund shall be established for any purpose.  No false or misleading entries shall be made in the Company’s books or records for any reason, and no disbursement of corporate funds or other corporate property shall be made without adequate supporting documentation.

It is the policy of the Company to provide full, fair, accurate, timely and understandable disclosure in reports and documents filed with, or submitted to, the Securities and Exchange Commission and in other public communications.

Concerns Regarding Accounting or Auditing Matters

Employees with concerns regarding questionable accounting or auditing matters or complaints regarding accounting, internal accounting controls or auditing matters may confidentially, and anonymously if they wish, submit such concerns or complaints in writing to the Company’s Chief Executive Officer, Chairman of the Board of

Directors or Chair of the Audit Committee at the Company’s principal offices.  See “Reporting and Compliance Procedures.”  All such concerns and complaints will be forwarded to the Audit Committee of the Board of Directors, unless they are determined to be without merit by the Company’s Chief Financial Officer and corporate counsel.  In any event, a record of all complaints and concerns received will be provided to the Audit Committee each fiscal quarter.

The Audit Committee will evaluate the merits of any concerns or complaints received by it and authorize such follow-up actions, if any, as it deems necessary or appropriate to address the substance of the concern or complaint.

The Company will not discipline, discriminate against or retaliate against any employee who reports a complaint or concern, unless it is determined that the report was made with knowledge that it was false.

Waivers of this Code of Business Conduct and Ethics

While some of the policies contained in this Code must be strictly adhered to and no exceptions can be allowed, in other cases exceptions may be possible.  Any employee or officer who believes that an exception to any of these policies is appropriate in his or her case should first contact the Company’s Chief Executive Officer.  If the Chief Executive Officer agrees that an exception is appropriate, the approval of the Board of Directors must be obtained.  The Board of Directors shall be responsible for maintaining a complete record of all requests for exceptions to any of these policies and the disposition of such requests.

Any executive officer or director who seeks an exception to any of these policies should contact the Company’s Chief Executive Officer.  Any waiver of this Code for executive officers or directors or any change to this Code that applies to executive officers or directors may be made only by the Board of Directors of the Company and will be disclosed as required by law or stock exchange regulation.

Reporting and Compliance Procedures

Every employee, officer and director has the responsibility to ask questions, seek guidance, report suspected violations and express concerns regarding compliance with this Code.  Any employee, officer or director who knows or believes that any other employee or representative of the Company has engaged or is engaging in Company-related conduct that violates applicable law or this Code should report such information to the Chief Executive Officer at the Company’s principal offices.  You may report such conduct openly or anonymously without fear of retaliation.  The Company will not discipline, discriminate against or retaliate against any employee who reports such conduct, unless it is determined that the report was made with knowledge that it was false, or who cooperates in any investigation or inquiry regarding such conduct.  Upon receipt of a report of a violation of this Code, the Chief Executive Officer must immediately inform the Board of Directors.

You may also report violations of this Code, on a confidential or anonymous basis, by contacting the Company’s corporate counsel by fax, mail or e-mail at:

Emilio Ragosa, Esq.
Morgan, Lewis & Bockius LLP
502 Carnegie Center
Princeton, New Jersey 08540
Telephone: (609) 919-6633
Facsimile: (609) 919-6701
E-mail: eragosa@morganlewis.com

If the Company’s Chief Executive Officer receives information regarding an alleged violation of this Code, he or she shall, as appropriate, (a) evaluate such information, (b) if the alleged violation involves an executive officer or a director, inform the Chief Executive Officer and Board of Directors of the alleged violation, (c) determine whether it is necessary to conduct an informal inquiry or a formal investigation and, if so, initiate such inquiry or investigation and (d) report the results of any such inquiry or investigation, together with a recommendation as to disposition of the matter, to the Board of Directors for action, or if the alleged violation involves an executive officer or a director, report the results of any such inquiry or investigation to the Board of Directors or a committee thereof.  Employees, officers and directors are expected to cooperate fully with any inquiry or investigation by the Company regarding an alleged violation of this Code.  Failure to cooperate with any such inquiry or investigation may result in disciplinary action, up to and including discharge.

The Company shall determine whether violations of this Code have occurred and, if so, shall determine the disciplinary measures to be taken against any employee who has violated this Code.  In the event that the alleged violation involves an executive officer or a director, the Chief Executive Officer and the Board of Directors, respectively, shall determine whether a violation of this Code has occurred and, if so, shall determine the disciplinary measures to be taken against such executive officer or director.

Failure to comply with the standards outlined in this Code will result in disciplinary action including, but not limited to, reprimands, warnings, probation or suspension without pay, demotions, reductions in salary, discharge and restitution.  Certain violations of this Code may require the Company to refer the matter to the appropriate governmental or regulatory authorities for investigation or prosecution.  Moreover, any supervisor who directs or approves of any conduct in violation of this Code, or who has knowledge of such conduct and does not immediately report it, also will be subject to disciplinary action, up to and including discharge.

Dissemination and Amendment

This Code shall be distributed to each new employee, officer and director of the Company upon commencement of his or her employment or other relationship with the Company and shall also be distributed annually to each employee, officer and director of the Company, and each employee, officer and director shall certify that he or she has received, read and understood the Code and has complied with its terms.

The Company reserves the right to amend, alter or terminate this Code at any time for any reason.  The most current version of this Code can be found at the Company’s principal offices.

This document is not an employment contract between the Company and any of its employees, officers or directors.

* * * * * * *

Certification

I,                                                       do hereby certify that:

(Print Name Above)

1.                                       I have received and carefully read the Code of Business Conduct and Ethics of Senesco Technologies, Inc. (the “Company”).

2.             I understand the Code of Business Conduct and Ethics of the Company.

3.                                       I have complied and will continue to comply with the terms of the Code of Business Conduct and Ethics of the Company.

Date:
(Signature)

EACH EMPLOYEE, OFFICER AND DIRECTOR OF THE COMPANY IS REQUIRED TO SIGN, DATE AND RETURN THIS CERTIFICATION TO THE COMPANY’S CHIEF EXECUTIVE OFFICER WITHIN THIRTY (30) DAYS OF RECEIPT.  FAILURE TO DO SO MAY RESULT IN DISCIPLINARY ACTION.

ANNUAL MEETING OF STOCKHOLDERS OF

SENESCO TECHNOLOGIES, INC.

December 16, 2004

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

ê Please detach along perforated line and mail in the envelope provided. ê

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:			2.	APPROVAL OF	FOR ☐	AGAINST ☐	ABSTAIN ☐
PROPOSAL TO RATIFY THE APPOINTMENT OF
		NOMINEES:		GOLDSTEIN GOLUB KESSLER LLP AS THE
☐	FOR ALL NOMINEES	☐ Ruedi Stalder		INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE FISCAL YEAR ENDING JUNE 30, 2005.
☐ Bruce C. Galton
☐	WITHHOLD AUTHORITY	☐ John E. Thompson, Ph.D.
	FOR ALL NOMINEES	☐ Christopher Forbes
		☐ Thomas C. Quick	3.	In his discretion, the proxy is authorized to vote upon other
		☐ David Rector		matters as may properly come before the Meeting.
☐	FOR ALL EXCEPT	☐ John N. Braca
(See instructions below)

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

		☐					☐
MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING.

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:                   Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

SENESCO TECHNOLOGIES, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF THE CORPORATION FOR THE ANNUAL MEETING OF STOCKHOLDERS

The undersigned hereby constitutes and appoints Ruedi Stalder and Sascha P. Fedyszyn, and each of them, his or her true and lawful agent and proxy with full power of substitution in each, to represent and to vote on behalf of the undersigned all of the shares of Senesco Technologies, Inc. (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at The American Stock Exchange, New York, New York at 10:00 A.M., local time, on December 16, 2004, and at any adjournment or adjournments thereof, upon the following proposals more fully described in the Notice of Annual Meeting of Stockholders and Proxy Statement for the Meeting (receipt of which is hereby acknowledged).

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR proposals 1 and 2.

(Continued and to be signed on the reverse side)